    As filed with the Securities and Exchange Commission on January 25, 2002

                                                               File No. 33-46080
                                                                        811-7330
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 10

                                       TO

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

     A.   Exact name of Trust:

          SPDR TRUST SERIES 1

     B.   Name of Depositor:

          PDR  SERVICES LLC

     C.   Complete address of Depositor's principal executive office:

          PDR SERVICES LLC
          c/o AMERICAN STOCK EXCHANGE LLC
          86 Trinity Place
          New York, New York 10006

     D.   Name and complete address of agent for service:

          Michael J. Ryan, Jr.
          PDR SERVICES LLC
          c/o AMERICAN STOCK EXCHANGE LLC
          86 Trinity Place
          New York, New York 10006

          Copy to:

          Kathleen H. Moriarty, Esq.
          CARTER, LEDYARD & MILBURN
          2 Wall Street
          New York, New York 10005

          It is proposed that this filing will become effective:

          [x] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     E.   Title and amount of securities being registered:

          An indefinite number of units of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

     F. Proposed maximum aggregate offering price to the public of the securities being registered:

          Indefinite pursuant to Rule 24f-2

     G.   Amount of filing fee:

          In accordance with Rule 24f-2, a fee in the amount of $2,144,365.00 was paid on December 20, 2001 in connection with the filing of the Rule 24f-2 Notice for the Trust's most recent fiscal year.

     H.   Approximate date of proposed sale to public:

          AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

          [ ] Check box if it is proposed that this filing will become effective on [date], at [time] pursuant to paragraph (b) of Rule 485.
================================================================================

                               SPDR TRUST SERIES 1

                              Cross Reference Sheet

                            Pursuant to Regulation C
                  Under the Securities Act of 1933, as amended

                  (Form N-8B-2 Items required by Instruction 1
                          as to Prospectus in Form S-6)

Form N-8B-2                                           Form S-6
Item Number                                           Heading in Prospectus
-----------                                           ---------------------

                     I. Organization and General Information
                        ------------------------------------

 1.   (a)    Name of Trust...............             Prospectus Front Cover
      (b)    Title of securities issued..             Prospectus Front Cover

 2.   Name, address and Internal
      Revenue Service Employer
      Identification Number of
      depositor.......................                Sponsor

 3.   Name, address and Internal
      Revenue Service Employer
      Identification Number of
      trustee.........................                Trustee

 4.   Name, address and Internal
      Revenue Service Employer
      Identification Number
      of principal underwriter........                *

 5.   State of organization of Trust..                Summary - Highlights

 6.   (a) Dates of execution and
          termination of Trust
          Agreement...................                Essential Information

      (b) Dates of execution and
          termination of Trust
          Agreement...................                Same as set forth in 6(a)

 7.   Changes of name.................                   *

 8.   Fiscal Year.....................                   *

 9.   Material Litigation.............                   *


----------
*Not applicable, answer negative or not required.

                      II. General Description of the Trust
                           and Securities of the Trust
                          --------------------------------

10.  (a) Registered or bearer
            securities..................              Securities Depository,
                                                      Book-Entry-Only System

     (b)    Cumulative or distributive..              Summary - Essential
                                                      Information as of

     (c)    Rights of holders as to
            withdrawal or redemption....              Redemption of SPDRs

     (d)    Rights of holders as to
            conversion, transfer, etc...              Rights of Beneficial
                                                      Owners

     (e)    Lapses or defaults in
            principal payments with
            respect to periodic payment
            plan certificates...........              *

     (f)    Voting rights...............              Rights of Beneficial
                                                      Owners

     (g)    Notice to holders as to
            change in:

            (1) Composition of Trust
                assets..................              *

            (2) Terms and conditions
                of Trust's securities...              Administration of the
                                                      Trust - Amendments to
                                                      the Trust Agreement

            (3) Provisions of Trust
                Agreement...............              Same as set forth in
                                                      10(g)(2)

            (4) Identity of depositor
                and trustee.............              Sponsor; Trustee

----------
*Not applicable, answer negative or not required.

      (h) Consent of holders
          required to change:

          (1) Composition of Trust
              assets...................              *

          (2) Terms and conditions
              of Trust's securities....              Administration of the Trust
                                                     - Amendments to the
                                                     Trust Agreement
          (3) Provisions of Trust
              Agreement................               Same as set forth in
                                                      10(h)(2)

          (4) Identity of depositor
              and trustee..............               Sponsor; Trustee

        (i)    Other principal
               features of the securities...          The Trust

11. Type of securities
    comprising units.................                 The Portfolio

12. Certain information regarding
    securities comprising periodic
    payment certificates.............                 *

13. (a)   Certain information regarding
          loads, fees, expenses
          and charges..................              Expenses of the Trust;
                                                     Redemption of SPDRs

    (b)   Certain information regarding
          periodic payment plan
          certificates.................              *

    (c)   Certain percentages..........              Same as set forth in 13(a)

    (d)   Reasons for certain
          differences in prices........              *

    (e)   Certain other loads, fees, or
          charges payable by holders...              *


----------
*Not applicable, answer negative or not required.

    (f)  Certain profits receivable
         by depositor, principal
         underwriters, custodian,
         trustee or affiliated
         persons......................               Adjustments to the
                                                     Portfolio Deposit

    (g)  Ratio of annual charges and
         deductions to income.........               *

14. Issuance of Trust's securities...                The Trust - Creation of
                                                     Creation Units

15. Receipt and handling of
    payments from purchasers.........                The Trust

16. Acquisition and disposition of
    underlying securities............                The Trust - Creation of
                                                     Creation Units; The
                                                     Portfolio; Administration
                                                     of the Trust

17. (a)  Withdrawal or redemption by
         holders......................               Administration of the Trust
                                                     - Rights of Beneficial
                                                     Owners; Redemption of SPDRs
    (b)  Persons entitled or required
         to redeem or repurchase
         securities...................               Same as set forth in 17(a)

    (c)  Cancellation or resale of
         repurchased or redeemed
         securities...................               Same as set forth in 17(a)

18. (a)  Receipt, custody and
         disposition of income........               Administration of the Trust
                                                     - Distributions to
                                                     Beneficial Owners

    (b)  Reinvestment of distribu-
         tions........................               *

    (c)  Reserves or special funds....               Same as set forth in 18(a)

    (d)  Schedule of distributions....               *

----------
*Not applicable, answer negative or not required.

19. Records, accounts and reports..                  The S&P Index; Distribution
                                                     of SPDRs; Expenses of the
                                                     Trust; Administration of
                                                     the Trust

20. Certain miscellaneous provi-
    sions of Trust Agreement

    (a)    Amendments.................               Administration of the Trust
                                                     - Amendments to the Trust
                                                     Agreement

    (b)    Extension or termination...               Administration of the Trust
                                                     - Amendments to the Trust
                                                     Agreement; - Termination
                                                     of the Trust Agreement

    (c)    Removal or resignation of
           trustee....................               Trustee

    (d)    Successor trustee..........               Same as set forth in 20(c)

    (e)    Removal or resignation of
           depositor..................               Sponsor

    (f)    Successor depositor........               Same as set forth in 20(e)

21. Loans to security holders......                  *

22. Limitations on liabilities.....                  Trustee; - Sponsor

23. Bonding arrangements...........                  *

24.     Other material provisions of
        Trust Agreement................              *


                        III. Organization, Personnel and
                             Affiliated Persons of Depositor
                             -------------------------------

25. Organization of depositor......                   Sponsor

26. Fees received by depositor.....                   *

----------
*Not applicable, answer negative or not required.

27. Business of depositor..........                   Sponsor

28. Certain information as to
    officials and affiliated
    persons of depositor...........                   Sponsor

29. Ownership of voting securities
    of depositor...................                   Sponsor

30. Persons controlling depositor..                   *

31. Payments by depositor for
    certain services rendered
    to Trust.......................                   *

32. Payments by depositor for
    certain other services
    rendered to Trust..............                   *

33. Remuneration of employees of
    depositor for certain
    services rendered to Trust.....                   *

34. Compensation of other persons
    for certain services rendered
    to Trust.......................                   *


                  IV. Distribution and Redemption of Securities
                      -----------------------------------------

35. Distribution of Trust's
    securities in states...........                   *

36. Suspension of sales of Trust's
    securities.....................                   *

37. Denial or revocation of
    authority to distribute........                   *

38. (a)    Method of distribution.....                The Trust - Creation of
                                                      Creation Units

    (b)    Underwriting agreements....                Summary - Highlights

    (c)    Selling agreements.........                Same as set forth in
                                                      38(b)


----------
*Not applicable, answer negative or not required.

39. (a)    Organization of principal
           underwriter................                Summary - Highlights

    (b)    NASD membership of
           principal underwriter......                Summary - Highlights

40. Certain fees received by
    principal underwriters.........                   *

41. (a)    Business of principal
           underwriters...............                Summary - Highlights

    (b)    Branch offices of
           principal underwriters.....                *

    (c)    Salesmen of principal
           underwriters...............                *

42. Ownership of Trust's securities
    by certain persons.............                   *

43. Certain brokerage commissions
    received by principal
    underwriters...................                   *

44. (a)    Method of valuation for
           determining offering price.                The Portfolio; Valuation

    (b)    Schedule as to components of
           offering price.............                *

    (c)    Variation in offering
           price to certain persons...                *

45. Suspension of redemption
    rights.........................                   *

46. (a)    Certain information
           regarding redemption or
           withdrawal valuation.......                Valuation; Redemption of
                                                      SPDRs

    (b)    Schedule as to components
           of redemption price........                *

----------
*Not applicable, answer negative or not required.

47. Maintenance of position in
    underlying securities..........                   The Trust; The Portfolio;
                                                      Distribution of SPDRs;
                                                      Valuation; Administration
                                                      of the Trust


               V. Information Concerning the Trustee or Custodian
                  -----------------------------------------------

48. Organization and regulation of
    trustee........................                   Trustee

49. Fees and expenses of trustee...                   Expenses of the Trust;
                                                      Redemptions of SPDRs

50. Trustee's lien.................                   Expenses of the Trust;
                                                      Redemption of SPDRs



          VI. Information Concerning Insurance of Holders of Securities
              ---------------------------------------------------------

51. (a)    Name and address of
           insurance company...........               *

    (b)    Types of policies...........               *

    (c)    Types of risks insured and
           excluded....................               *

    (d     Coverage....................               *

    (e)    Beneficiaries...............               *

    (f)    Terms and manner of
           cancellation................               *

    (g)    Method of determining
           premiums....................               *

    (h)    Aggregate premiums paid.....               *

    (i)    Recipients of premiums......               *

    (j)    Other material provisions
           of Trust Agreement relating
           to insurance................               *

----------
*Not applicable, answer negative or not required.

                            VII. Policy of Registrant
                                 --------------------

52. (a)    Method of selecting and
           eliminating securities from
           the Trust...................               The Trust - Creation of
                                                      Creation Units; The
                                                      Portfolio; Administration
                                                      of the Trust

    (b)    Elimination of securities
           from the Trust..............               *

    (c)    Policy of Trust regarding
           substitution and elimina-
           tion of securities..........               Same as set forth in
                                                      52(a)

    (d)    Description of any other
           fundamental policy of the
           Trust.......................               *

    (e)    Code of Ethics pursuant to                 Code of Ethics
           Rule 17j-1 of the 1940 Act..

53. (a)    Taxable status of the Trust.               Tax Status of the Trust

    (b)    Qualification of the Trust
           as a regulated investment
           company.....................               Same as set forth in
                                                      53(b)


                   VIII. Financial and Statistical Information
                         -------------------------------------

54. Information regarding the
    Trust's last ten fiscal years...                 *

55. Certain information regarding
    periodic payment plan certifi-
    cates...........................                 *

56. Certain information regarding
    periodic payment plan certifi-
    cates...........................                 *

57. Certain information regarding
    periodic payment plan certifi-
    cates...........................                 *

----------
*Not applicable, answer negative or not required.

58. Certain information regarding
    periodic payment plan certifi-
    cates...........................                  *

59. Financial statements
    (Instruction 1(c) to Form S-6)..                  *

                           Undertaking to File Reports
                           ---------------------------

          Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Prospectus


                   STANDARD & POOR'S DEPOSITARY RECEIPTS(R)
                                   ("SPDRs")

                             SPDR Trust, Series 1

                           (A Unit Investment Trust)

                               -----------------


 . SPDR Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P 500(R) Index.



 .  SPDR Trust holds all of the S&P 500 Index stocks.



 .  Each SPDR represents an undivided ownership interest in the SPDR Trust.



 . The SPDR Trust issues and redeems SPDRs only in multiples of 50,000 SPDRs in exchange for S&P 500 Index stocks and cash.



 . Individual SPDRs trade on the American Stock Exchange like any other equity security.



 .  Minimum trading unit: 1 SPDR.


                               -----------------

                           SPONSOR: PDR SERVICES LLC
                 (Solely Owned by American Stock Exchange LLC)

[LOGO] SPIDR

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               -----------------


                       Prospectus Dated January 25, 2002


                               -----------------

                     COPYRIGHT(R) 2002 by PDR Services LLC

              STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs")(R)
                             SPDR TRUST, SERIES 1

                             TABLE OF CONTENTS
                Summary.....................................  1
                  Essential Information as of September 30,   1
                   2001.....................................
                  Highlights................................  3
                  Risk Factors..............................  9
                Report of Independent Accountants........... 12
                  Statement of Assets and Liabilities....... 13
                  Statement of Operations................... 14
                  Statement of Changes in Net Assets........ 15
                  Financial Highlights...................... 16
                  Notes to Financial Statements............. 17
                  Schedule of Investments................... 21
                The Trust................................... 27
                  Creation of Creation Units................ 27
                  Procedures for Creation of Creation Units. 28
                  Placement of Creation Orders Using SPDR
                   Clearing Process......................... 30
                  Placement of Creation Orders Outside
                   SPDR Clearing Process.................... 30
                  Securities Depository; Book-Entry-Only     31
                   System...................................
                Redemption of SPDRs......................... 33
                  Procedures for Redemption of Creation
                   Units.................................... 33
                  Placement of Redemption Orders Using       36
                   SPDR Clearing Process....................
                  Placement of Redemption Orders Outside
                   SPDR Clearing Process.................... 36
                The Portfolio............................... 36
                  Portfolio Securities Conform to the S&P
                   500 Index................................ 37


                         TABLE OF CONTENTS cont'd
                   Adjustments to the Portfolio Deposit.... 40
                 The S&P 500 Index......................... 42
                 License Agreement......................... 44
                 Exchange Listing.......................... 45
                 Tax Status of the Trust................... 45
                  Tax Consequences to Beneficial Owners.... 46
                  ERISA Considerations..................... 48
                 Continuous Offering of SPDRs.............. 49
                 Dividend Reinvestment Service............. 50
                 Expenses of the Trust..................... 51
                  Trustee Fee Scale........................ 53
                 Valuation................................. 54
                 Administration of the Trust............... 54
                  Distributions to Beneficial Owners....... 54
                   Statements to Beneficial Owners; Annual
                    Reports................................ 57
                  Rights of Beneficial Owners.............. 57
                  Amendments to the Trust Agreement........ 57
                  Termination of the Trust Agreement....... 58
                 Sponsor................................... 59
                 Trustee................................... 60
                 Depository................................ 62
                 Legal Opinion............................. 62
                 Independent Accountants................... 62
                 Code of Ethics............................ 62
                 Information and Comparisons Relating to
                  Trust, Secondary Market Trading, Net
                  Asset Size, Performance and Tax
                  Treatment................................ 63
                 Glossary.................................. 71


"S&P(R)", "S&P 500"(R), "Standard & Poor's 500"(R), "Standard & Poor's Depositary Receipts"(R) and "SPDRs"(R) are trademarks of The McGraw-Hill Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a "License Agreement" with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. SPDR Trust, Series 1, however, is not sponsored by or affiliated with Standard & Poor's or The McGraw-Hill Companies, Inc.

                                    SUMMARY


                Essential Information as of September 30, 2001*


Glossary:                    All defined terms used in this Prospectus and page
                             numbers on which their definitions appear are listed in the Glossary on page 71.



Total Trust Assets:          $24,981,748,246



Number of SPDRs:             238,428,895



Fractional Undivided
Interest in the Trust
Represented by each SPDR:    1/238,428,895th



Dividend Record Dates:       Quarterly, on the second(2/nd/) Business Day after
                             the third Friday in each of March, June, September and December.


Dividend Payment Dates:      Quarterly, on the last Business Day of April,
                             July, October and January.


Trustee's Annual Fee:        From 6/100 of one percent to 10/100 of one
                             percent, based on the NAV of the Trust, as the same may be adjusted by certain amounts.



Estimated Ordinary
Operating Expenses of the
Trust: 12/100 of one percent (0.12%) (after a waiver of a portion of Trustee's annual fee).**



NAV per SPDR (based on the
value of the Portfolio
Securities, other net
assets of the Trust and
number of SPDRs
outstanding):                $104.33


Evaluation Time:             Closing time of the regular trading session on the
                             New York Stock Exchange, Inc. (ordinarily 4:00 p.m. New York time).

Licensor:                    Standard & Poor's, a division of The McGraw-Hill
                             Companies, Inc.


Mandatory Termination Date:  The Trust is scheduled to terminate no later than
                             January 22, 2118, but may terminate earlier under certain circumstances.


Discretionary Termination:   The Trust may be terminated if at any time the
                             value of the securities held by the Trust is less than $350,000,000, as adjusted for inflation. The Trust may also be terminated under other circumstances.


Market Symbol:               SPDRs trade on the American Stock Exchange under
                             the symbol "SPY".


CUSIP:                       78462F103
--------



  * The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation on January 22, 1993.

 ** Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.1200%. Last year's operating expenses were 0.1383%, but the excess over 0.1200% was waived by the Trustee and, after earnings credits of .0078 were applied, the net expenses of the Trust were 0.1122%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until March 9, 2003, but may thereafter discontinue this voluntary waiver policy. The Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed an amount that is 0.1845% of the daily NAV of the Trust, but this amount may be changed. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed the current 0.1200% or 0.1845% of the Trust's daily NAV.

                                  Highlights



 .  SPDRs are Ownership Interests in the SPDR Trust



   SPDR Trust, Series 1 ("Trust") is a unit investment trust that issues securities called "Standard & Poor's Depositary Receipts" or "SPDRs." The Trust is organized under New York law and is governed by a trust agreement between State Street Bank and Trust Company ("Trustee") and PDR Services LLC ("Sponsor"), dated and executed as of January 22, 1993 ("Trust Agreement"). SPDRs represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500 Index").



 .  SPDRs Should Closely Track the Value of the Stocks Included in the S&P 500
   Index



   SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index. Current information regarding the value of the S&P 500 Index is available from market information services. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") obtains information for inclusion in, or for use in the calculation of, the S&P 500 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust or the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the S&P 500 Index or any data included in the S&P 500 Index.


   The Trust holds the Portfolio and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust ("Portfolio Securities" or, collectively, "Portfolio") and component stocks of the S&P 500 Index ("Index Securities"), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly or more frequently in the case of significant changes to the S&P 500 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange is open for business ("Business Day") following the day on which the change to the S&P 500 Index takes effect after the close of the market.



   The value of SPDRs fluctuates in relation to changes in the value of the Portfolio. The market price of each individual SPDR may not be identical to the net asset value ("NAV") of such SPDR but, historically, these two valuations have been very close.

 .  SPDRs Trade on the American Stock Exchange


   SPDRs are listed for trading on the American Stock Exchange ("Exchange"), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. SPDRs are traded on the Exchange in 100 SPDR round lots, but can be traded in odd lots of as little as one SPDR. The Exchange may halt trading of SPDRs under certain circumstances.


 .  Brokerage Commissions on SPDRs


   Secondary market purchases and sales of SPDRs are subject to ordinary brokerage commissions and charges.


 .  The Trust Issues and Redeems SPDRs in "Creation Units"



   The Trust issues and redeems SPDRs only in specified large lots of 50,000 SPDRs or multiples thereof referred to as "Creation Units." Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. ("Distributor"), deposits with the Trustee a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit.



   Fractional Creation Units may be created or redeemed only in limited circumstances.* Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit.



   If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the

--------

* See the discussion of termination of the Trust in this Summary and "Dividend Reinvestment Service," however, for a description of the circumstances in which SPDRs may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 50,000 SPDRs.

Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.



 .  Creation Orders Must be Placed with the Distributor



   All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a "Participating Party," or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee ("Participant Agreement"). The term "Participating Party" means a broker-dealer or other participant in the SPDR Clearing Process, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the Securities and Exchange Commission ("SEC"). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. "Dividend Equivalent Payment" is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as "Cash Component" and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a "Portfolio Deposit." Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the "SPDR Clearing Process," or (ii) with the Trustee outside the SPDR Clearing Process (i.e. through the facilities of DTC).


   The Distributor acts as underwriter of SPDRs on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating SPDRs. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 370 17th Street, Suite 3100, Denver, CO 80202. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. PDR Services LLC, as Sponsor of the Trust, pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.



 .  Expenses of the Trust



   The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. After reflecting waivers but before reflecting credits, the Trust currently is accruing ordinary operating expenses at an annual rate of 0.1200%.


        Estimated Trust Annual Ordinary Operating Expenses


                                                        As a % of
                                                     Trust Net Assets
                                                     ----------------
           Current Trust Annual Ordinary
             Operating Expenses
           Trustee's Fee                                  0.0621 %
           S & P License Fee                              0.0350 %
           Registration Fees                              0.0089 %
           Marketing                                      0.0300 %
           Other Operating Expenses                       0.0023 %
                                                         -------
            Total:                                        0.1383 %
           Trustee Waiver*                               (0.0183)%
                                                         -------
           Net Expense After Waiver                       0.1200 %

           Trustee Reduction for Balance Credits*        (0.0078)%
                                                         -------
           Net Expenses after Waivers and Reductions      0.1122 %
                                                         =======


   Future expense accruals will depend primarily on the level of the Trust's net assets and the level of expenses.

--------

* Until March 9, 2003, the Trustee has agreed to waive a portion of its fee to the extent operating expenses exceed 0.1200%. Thereafter, the Trustee may discontinue this voluntary waiver policy. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily NAV. Trust expenses were further reduced by a Trustee's earnings credit of 0.0078% of the Portfolio's daily NAV as a result of uninvested cash balances in the Trust.

 .  A Transaction Fee is Payable for Each Creation and for Each Redemption of
   Creation Units


   A transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the SPDR Clearing Process ("Transaction Fee") is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $3,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $3,000 charge is subject to a limit not to exceed 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation ("10 Basis Point Limit").


   For creations and redemptions outside the SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.



 .  SPDRs are Held in Book Entry Form Only



   The Depository Trust Company ("DTC") or its nominee is the record or registered owner of all outstanding SPDRs. Beneficial ownership of SPDRs is shown on the records of the DTC or its participants. Individual certificates are not issued for SPDRs. See "The Trust--Depository; Book-Entry-Only System."



 .  SPDRs Make Periodic Dividend Payments



   SPDR holders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for SPDRs is ordinarily less than that of the S&P 500 Index. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with SPDR sales or redemptions.



   Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended ("Code"). Although all distributions are currently made quarterly, the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service ("Service") available through certain brokers. See "The Trust--Depository; Book-Entry-Only System."





 .  The Trust Intends to Qualify as a Regulated Investment Company


   For the fiscal year ended September 30, 2001, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The Trust's regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.


 .  Termination of the Trust



   The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata share of the assets of the Trust, net of certain fees and expenses, distributed to holders of SPDRs.





 .  Purchases of SPDRs by Registered Investment Companies


   Purchases of SPDRs by registered investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940.

                                 Risk Factors



   Investors can lose money by investing in SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in SPDRs.



Investment in the Trust involves the risks inherent in an investment in any equity security. An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the S&P 500 Index), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.


   The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

   Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

   There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed. The Trust is not actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the S&P 500 Index.


A liquid trading market for certain Portfolio Securities may not exist. Although most of Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any of Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the S&P 500 Index. The Trust is not able to replicate exactly the performance of the S&P 500 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. It is also possible that, for a short period, the Trust may not fully replicate the performance of the S&P 500 Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances.

Investment in the Trust may have adverse tax consequences. Investors in the Trust should also be aware that there are tax consequences associated with the ownership of SPDRs resulting from the distribution of Trust dividends and sales of SPDRs as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.



NAV may not always correspond to market price. The NAV of SPDRs in Creation Unit size aggregations and, proportionately, the NAV per SPDR, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 SPDRs may be different from the NAV of a Creation Unit (i.e., 50,000 SPDRs may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per SPDR may be different from the NAV of a Creation Unit on a per SPDR basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for SPDRs is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in SPDRs. SPDRs are listed for trading on the Exchange under the market symbol SPY. Trading in SPDRs may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in SPDRs inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading to be halted for a specified period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of SPDRs will continue to be met or will remain unchanged. The Trust will be terminated if SPDRs are delisted from the Exchange.


SPDRs are subject to market risks. SPDRs are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in SPDRs.



The regular settlement period for Creation Units may be reduced. Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or SPDRs in connection with creation and redemption activity within the SPDR Clearing Process are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case there may be a corresponding reduction in settlement periods applicable to SPDR creations and redemptions.



Clearing and settlement of Creation Units may be delayed or fail. The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the SPDR Clearing Process, the stocks that are not delivered are covered by NSCC's guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of delivery.

SPDR Trust Series 1
Report of Independent Accountants

-------------------------------------------------------------




To the Trustee and Unitholders of


SPDR Trust Series 1



   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR Trust Series 1 (the "Trust") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Boston, Massachusetts


November 9, 2001

SPDR Trust Series 1
Statement of Assets and Liabilities

September 30, 2001


-------------------------------------------------------------




     Assets
        Investments in securities, at value.............. $ 24,864,592,052
        Cash.............................................       90,205,298
        Receivable for investments sold..................          266,339
        Dividends receivable.............................       26,684,557
                                                          ----------------
     Total Assets........................................   24,981,748,246
                                                          ================
     Liabilities
        Payable for income delivered for SPDR's redeemed
          in-kind........................................           55,452
        Income distribution payable......................       87,186,912
        Accrued Trustee fees.............................        4,261,894
        Accrued expenses and other liabilities...........       14,381,450
                                                          ----------------
     Total Liabilities...................................      105,885,708
                                                          ----------------
     Net Assets.......................................... $ 24,875,862,538
                                                          ================
     Net Assets Represented by:
        Paid in surplus.................................. $ 36,375,174,687
        Distribution in excess of net investment income..       (7,938,239)
        Accumulated net realized gain on investments.....     (919,734,566)
        Net unrealized depreciation on investments.......  (10,571,639,344)
                                                          ----------------
     Net Assets.......................................... $ 24,875,862,538
                                                          ================
     Net asset value per SPDR............................ $         104.33
                                                          ================
     Units of fractional undivided interest ("SPDRs")
       outstanding, unlimited units authorized...........      238,428,895
                                                          ----------------
     Cost of investments................................. $ 35,436,231,396
                                                          ----------------




See accompanying notes to financial statements.

SPDR Trust Series 1
Statements of Operations

-------------------------------------------------------------


                                For the year    For the year    For the year
                                    ended           ended           ended
                                September 30,   September 30,   September 30,
                                    2001            2000            1999
                               ---------------  --------------  --------------
Investment Income
   Dividend Income (a)........ $   332,146,057  $  208,907,333  $  162,164,007
                               ---------------  --------------  --------------
Expenses
   Trustee expense............      16,572,948      15,167,823      13,488,118
   Marketing expense..........       7,933,224       7,324,559       4,795,915
   S&P license fee............       7,444,842       6,142,144       4,264,396
   SEC registration fee.......       2,109,103       2,526,019         670,400
   Legal and audit services...          23,774         155,000         120,000
   Other expenses.............         334,322         280,001         244,966
                               ---------------  --------------  --------------
Total expenses................      34,418,213      31,595,546      23,583,795
   Rebate from Trustee........      (2,674,063)     (5,472,178)     (2,002,824)
                               ---------------  --------------  --------------
Net expenses..................      31,744,150      26,123,368      21,580,971
   Trustee earnings credit....      (2,408,752)     (2,634,976)       (700,001)
                               ---------------  --------------  --------------
Net expenses after Trustee
  earnings credits............      29,335,398      23,488,392      20,880,970
                               ---------------  --------------  --------------
Net Investment Income.........     302,810,659     185,418,941     141,283,037
                               ---------------  --------------  --------------
Realized and Unrealized
  Gain/(Loss) on Investments
   Net realized gain on
     investment transactions..   1,123,821,976   2,168,957,337   2,248,743,945
   Net increase in unrealized
     appreciation
     (depreciation)...........  (9,508,928,101)   (629,335,586)    219,582,548
                               ---------------  --------------  --------------
Net Realized and Unrealized
  Gain/(Loss) on Investments..  (8,385,106,125)  1,539,621,751   2,468,326,493
                               ---------------  --------------  --------------
Net increase (decrease) in net
  assets resulting from
  operations.................. $(8,082,295,466) $1,725,040,692  $2,609,609,530
                               ===============  ==============  ==============

--------

(a) Net of withholding tax expense of $1,632,512, $994,496, and $1,559,617 for 2001, 2000, and 1999, respectively.



See accompanying notes to financial statements.

SPDR Trust Series 1
Statements of Changes in Net Assets

-------------------------------------------------------------


                                       For the year     For the year     For the year
                                           ended            ended            ended
                                       September 30,    September 30,    September 30,
                                           2001             2000             1999
                                      ---------------  ---------------  ---------------
Increase (decrease) in net assets
 resulting from operations:
 Net investment income............... $   302,810,659  $   185,418,941  $   141,283,037
  Net realized gain on investment
   transactions......................   1,123,821,976    2,168,957,337    2,248,743,945
  Net increase in unrealized
   appreciation (depreciation).......  (9,508,928,101)    (629,335,586)     219,582,548
                                      ---------------  ---------------  ---------------
Net increase in net assets resulting
 from operations.....................  (8,082,295,466)   1,725,040,692    2,609,609,530
                                      ---------------  ---------------  ---------------
Undistributed net investment income
 included in price of units issued
 and redeemed, net...................         258,362        5,040,960        3,650,519
                                      ---------------  ---------------  ---------------
Distributions to unitholders from:
  Net investment income..............    (302,709,902)    (185,418,941)    (141,283,037)
  In excess of net investment income.               0       (1,236,660)      (2,999,602)
                                      ---------------  ---------------  ---------------
Total distributions to unitholders...    (302,709,902)    (186,655,601)    (144,282,639)
                                      ---------------  ---------------  ---------------
Net increase in net assets from
 issuance and redemption of
 SPDRs...............................   8,971,980,218    9,563,211,356    2,643,670,384
                                      ---------------  ---------------  ---------------
Net increase in net assets during
 period..............................     587,233,212   11,106,637,407    5,112,647,794
Net assets at beginning of period....  24,288,629,326   13,181,991,919    8,069,344,125
                                      ---------------  ---------------  ---------------
Net assets end of period*............ $24,875,862,538  $24,288,629,326  $13,181,991,919
                                      ===============  ===============  ===============
* Includes distributions in excess of
 net investment income............... $    (7,938,239) $    (8,038,996) $    (3,151,817)
                                      ---------------  ---------------  ---------------



See accompanying notes to financial statements.

SPDR Trust Series 1
Financial Highlights
Selected data for a SPDR outstanding during the period

-------------------------------------------------------------


                            For the      For the      For the     For the     For the        For the
                             year         year         year        year       period           year
                             ended        ended        ended       ended       ended          ended
                            9/30/01      9/30/00      9/30/99     9/30/98     9/30/97        12/31/96
                          -----------  -----------  -----------  ----------  ----------     ----------
Net asset value,
 beginning of period..... $    143.83  $    128.39  $    101.80  $    94.78  $    74.08     $    61.61
                          -----------  -----------  -----------  ----------  ----------     ----------
Investment Operations:
  Net investment
   income................        1.45         1.45         1.49        1.41        1.03           1.35
  Net realized and
   unrealized gain on
   investments...........      (39.51)       15.43        26.59        7.01       20.67          12.52
                          -----------  -----------  -----------  ----------  ----------     ----------
Total from investment
 operations..............      (38.06)       16.88        28.08        8.42       21.70          13.87
                          -----------  -----------  -----------  ----------  ----------     ----------
Less distributions from:
  Net investment
   income................       (1.44)       (1.43)       (1.46)      (1.32)      (1.00)         (1.28)
  In excess of net
   investment income.....          --        (0.01)       (0.03)      (0.08)         --             --
  Net realized gains.....          --           --           --          --          --          (0.12)
                          -----------  -----------  -----------  ----------  ----------     ----------
Total distributions......       (1.44)       (1.44)       (1.49)      (1.40)      (1.00)         (1.40)
                          -----------  -----------  -----------  ----------  ----------     ----------
Net asset value, end of
 period.................. $    104.33  $    143.83  $    128.39  $   101.80  $    94.78     $    74.08
                          ===========  ===========  ===========  ==========  ==========     ==========
Total investment
 return..................      -26.60%       13.16%       27.54%       8.82%      29.38%         22.67%
Ratios and
 supplemental data
Ratio to average net
 assets:
  Net investment income..        1.14%        1.01%        1.18%       1.35%       1.63%(1)       2.03%
  Total expenses.........        0.11%        0.13%        0.17%       0.18%       0.18%(1)       0.18%
  Portfolio turnover
   rate (2)..............        4.61%        8.20%        6.23%       4.71%       3.22%          4.37%
  Total expenses
   excluding Trustee
   earnings credit.......        0.12%        0.14%        0.18%       0.19%       0.19%(1)       0.20%
  Total expenses
   excluding Trustee
   earnings credit and
   fee waivers (3).......        0.13%        0.17%        0.20%       0.22%       0.21%(1)       0.23%
Net assets, end of period
 (000's)................. $24,875,863  $24,288,629  $13,181,992  $8,069,344  $4,052,945     $2,008,327

--------

(1)Annualized


(2)Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of SPDRs.


(3)Net of expenses reimbursed by the Trustee in 1999, 2000 and 2001, the Sponsor and Trustee in 1998, and the Sponsor from 1996 through the period ended 9/30/97.



See accompanying notes to financial statements.

SPDR Trust Series 1


Notes to Financial Statements


September 30, 2001

-------------------------------------------------------------





Note 1--Organization



   SPDR Trust Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor's 500 Composite Price Index (the "S&P Index"). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor's Depositary Receipt ("SPDR"). The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 SPDRs (equivalent to three "Creation Units"--see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust. Effective September 30, 1997, the fiscal year end of the Trust changed from December 31 to September 30.



Note 2--Significant Accounting Policies



   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.



Security Valuation



   Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the previous closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price available, valuation will be determined by the Trustee in good faith based on available information.



Investment Transactions



   Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

SPDR Trust Series 1

September 30, 2001

-------------------------------------------------------------



Distributions to Unitholders



   The Trust declares and distributes dividends from net investment income to its unitholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.



Federal Income Tax



   The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per share calculations in the financial highlights for all years presented exclude these differences. During 2001, the Trust reclassified $1,525,109,603 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statement of Assets and Liabilities. At September 30, 2001, the Trust had capital loss carryforwards of $33,523, $27,700,040, $56,816,996, and $403,831,303 which will expire on September 30, 2005, September 30, 2007, September 30, 2008, and September 30, 2009 respectively. The Trust incurred losses of $370,042,263 during the period November 1, 2000 through September 30, 2001 that were deferred for tax purposes until fiscal 2002.



Note 3--Transactions with the Trustee and Sponsor



   In accordance with the Trust Agreement, State Street Corporation (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500 Index. For these services, the

SPDR Trust Series 1

September 30, 2001

-------------------------------------------------------------


Trustee received a fee at the following annual rates for the year ended September 30, 2001:



Net asset value of the Trust Fee as a percentage of net asset value of the Trust
---------------------------- ---------------------------------------------------
 $0--$499,999,999                 10/100 of 1% per annum plus or minus the
                                    Adjustment Amount
 $500,000,000--                   8/100 of 1% per annum plus or minus the
 $2,499,999,999                     Adjustment Amount
 $2,500,000,000--and above        6/100 of 1% per annum plus or minus the
                                    Adjustment Amount



   The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of SPDRs and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2001, the Adjustment Amount reduced the Trustee's fee by $2,307,886. The Adjustment Amount included a deficiency of net transaction fees from processing orders of ($100,866) and a Trustee earnings credit of $2,408,752.



   For the year ended September 30, 2001, State Street Bank and Trust Company (the "Trustee") agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, before the Trustee earnings credit, which exceeded 12.00/100 of 1% per annum of the daily net asset value of the Trust. The amount of such reimbursement by the Trustee for the year ended September 30, 2001 was $2,674,063.



   The Trust has entered into a Memorandum of Agreement with Standard and Poor's ("S&P"), the American Stock Exchange LLC (the "AMEX"), and PDR Services (the "Sponsor") pursuant to which the Trust has obtained a sub-license to use certain S&P marks. The Memorandum of Agreement requires the Trust to pay annually a sub-license fee to the S&P equal to the greater of: (i) 0.03% of the Trust's daily average net assets of the Trust plus a volume based fee ranging from $0.03 to $0.04 per round lot trade of the average daily trading volume, or
(ii) $125,000, the minimum annual fee.

SPDR Trust Series 1

September 30, 2001

-------------------------------------------------------------



Note 4--Trust Transactions in SPDRs



   Transactions in SPDRs were as follows:



                         Year Ended                      Year Ended                      Year Ended
                     September 30, 2001              September 30, 2000              September 30, 1999
               ------------------------------  ------------------------------  ------------------------------
                  SPDRs           Amount          SPDRs           Amount          SPDRs           Amount
               ------------  ----------------  ------------  ----------------  ------------  ----------------
SPDRs sold....  194,600,000  $ 24,198,795,267   168,550,000  $ 24,126,960,016   136,600,000  $ 15,863,560,260
Dividend
 reinvestment
 SPDRs issued.        5,489           720,016         3,838           542,719         3,564           446,517
SPDRs redeemed (125,050,000)  (15,227,276,703) (102,350,000)  (14,559,250,419) (113,200,000)  (13,216,685,874)
Net income
 equalization.           --          (258,362)           --        (5,040,960)           --        (3,650,519)
               ------------  ----------------  ------------  ----------------  ------------  ----------------
Net increase..   69,555,489  $  8,971,980,218    66,203,838  $  9,563,211,356    23,403,564  $  2,643,670,384
               ============  ================  ============  ================  ============  ================



   Except for under the Trust's dividend reinvestment plan, SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $3,000 is charged in connection with each creation or redemption of Creation Units through the SPDR Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.



Note 5--Investment Transactions



   For the year ended September 30, 2001, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $20,995,744,357, $12,026,994,037, $1,219,627,042, and $1,308,931,579,
respectively. At September 30, 2001, the cost of investments for federal income tax purposes was $35,497,541,837, accordingly, gross unrealized appreciation was $355,407,970 and gross unrealized depreciation was $10,988,357,755, resulting in net unrealized depreciation of $10,632,949,785.



Note 6--Tax Information (unaudited)



   For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended September 30, 2001 is 100.00%.

SPDR Trust Series 1
Schedule of Investments
September 30, 2001
-----------------------------------------------------------------

          Common Stocks                     Shares        Value
          -------------                   ---------- ----------------
          Abbott Lab.....................  4,080,090 $    211,552,667
          ADC Telecommunications Inc.*...  2,088,728        7,289,661
          Adobe Systems, Inc.............    633,998       15,203,272
          Advanced Micro Devices, Inc. *.    841,558        6,858,698
          AES Corp. *....................  1,416,089       18,154,261
          Aetna, Inc. *..................    382,840       11,060,247
          Aflac, Inc.....................  1,369,235       36,969,345
          Agilent Technologies, Inc. *...  1,193,588       23,334,645
          Air Products & Chemicals, Inc..    609,847       23,527,897
          Alberto-Culver Co., Class B....    148,082        5,758,909
          Albertson's, Inc...............  1,051,265       33,514,328
          Alcan Aluminum Ltd.............    844,219       25,326,570
          Alcoa, Inc.....................  2,254,654       69,916,820
          Allegheny Energy, Inc..........    327,291       12,011,580
          Allegheny Technologies, Inc....    226,575        3,020,245
          Allergan Pharmaceuticals, Inc..    351,669       23,315,655
          Allied Waste Industries, Inc. *    528,448        6,737,712
          Allstate Corp..................  1,920,371       71,725,857
          Alltel Corp....................    812,244       47,069,540
          Altera Corp. *.................  1,025,366       16,795,495
          Ambac Financial Group, Inc.....    280,046       15,321,317
          Amerada Hess Corp..............    225,555       14,322,743
          Ameren Corp....................    366,536       14,074,982
          American Electric Power, Inc...    843,486       36,463,900
          American Express Co............  3,466,789      100,744,888
          American Greetings Corp........    170,659        2,259,525
          American Home Products Corp....  3,467,600      201,987,700
          American International Group,
           Inc...........................  6,899,894      538,191,732
          American Power Conversion
           Corp. *.......................    526,471        6,149,181
          Amerisourcebergen Corp. *......    275,981       19,580,852
          Amgen, Inc. *..................  2,749,698      161,599,751
          AMR Corp. *....................    406,722        7,784,659
          Amsouth Bancorporation.........    948,801       17,144,834
          Anadarko Petroleum Corp........    662,377       31,847,086
          Analog Devices, Inc. *.........    961,444       31,439,219
          Andrew Corp. *.................    221,935        4,034,778
          Anheuser-Busch Cos., Inc.......  2,347,624       98,318,493
          AOL Time Warner, Inc. *........ 11,662,882      386,041,394
          AON Corp.......................    694,337       29,162,154
          Apache Corp....................    332,057       14,278,451
          Apple Computer *...............    885,775       13,738,370


           Common Stocks                    Shares        Value
           -------------                   --------- ----------------
           Applera Corp...................   564,717 $     13,779,095
           Applied Materials, Inc. *...... 2,135,269       60,727,050
           Applied Micro Circuits Corp. *.   793,785        5,548,557
           Archer-Daniels-Midland Co...... 1,711,391       21,546,416
           Ashland, Inc...................   191,766        7,392,579
           AT&T Corp...................... 9,088,278      175,403,764
           AT&T Wireless Services, Inc. *. 6,654,167       99,413,255
           Autodesk, Inc..................   157,311        5,043,391
           Automatic Data Processing, Inc. 1,630,028       76,676,517
           Autozone, Inc. *...............   305,002       15,817,404
           Avaya, Inc. *..................   753,523        7,459,878
           Avery Dennison Corp............   293,786       13,899,016
           Avon Products, Inc.............   614,862       28,437,368
           Baker Hughes, Inc..............   896,814       25,962,765
           Ball Corp......................    77,752        4,657,345
           Banc One Corp.................. 3,080,197       96,933,800
           Bank of America Corp........... 4,230,964      247,088,297
           Bank of New York, Inc.......... 1,919,237       67,173,295
           Barrick Gold Corp.............. 1,073,486       18,624,981
           Bausch & Lomb, Inc.............   140,148        3,966,187
           Baxter International, Inc...... 1,550,656       85,363,613
           BB&T Corp...................... 1,158,846       42,239,937
           Bear Stearns Cos., Inc.........   267,925       13,398,929
           Becton Dickinson & Co..........   686,170       25,388,290
           Bed Bath & Beyond, Inc. *......   768,438       19,564,431
           Bellsouth Corp................. 4,943,921      205,419,918
           Bemis, Inc.....................   145,156        5,784,467
           Best Buy Co., Inc. *...........   557,807       25,352,328
           Big Lots, Inc. *...............   295,550        2,450,110
           Biogen, Inc. *.................   400,494       22,259,457
           Biomet, Inc....................   722,861       21,143,684
           Black & Decker Corp............   222,242        6,933,950
           Block (H&R), Inc...............   495,027       19,088,241
           BMC Software, Inc. *...........   664,555        8,439,849
           Boeing Co...................... 2,284,613       76,534,536
           Boise Cascade Corp.............   157,311        4,640,675
           Boston Scientific Corp. *...... 1,027,755       21,068,978
           Bristol-Myers Squibb Co........ 5,130,714      285,062,470
           Broadcom Corp. *...............   688,304       13,972,571
           Brown-Forman Corp., Class B....   186,713       11,796,527
           Brunswick Corp.................   238,053        3,920,733
           Burlington Northern Santa Fe
            Corp.......................... 1,031,325       27,587,944
           Burlington Resources, Inc......   544,623       18,631,553
           C.R. Bard, Inc.................   137,191        7,052,989
           Calpine Corp. *................   770,055       17,564,955
           Campbell Soup Co............... 1,082,527       30,310,756


--------

* Denotes non-income producing security



See accompanying notes to financial statements

SPDR Trust Series 1

September 30, 2001

-----------------------------------------------------------------


           Common Stocks                   Shares        Value
           -------------                 ---------- ----------------
           Capital One Financial Corp...    532,244 $     24,499,191
           Cardinal Health, Inc.........  1,182,040       87,411,858
           Carnival Corp................  1,527,061       33,625,883
           Caterpillar, Inc.............    907,757       40,667,514
           Cendant Corp. *..............  2,256,024       28,877,107
           Centex Corp..................    156,195        5,268,457
           CenturyTel, Inc..............    373,285       12,505,048
           Charter One Financial, Inc...    572,870       16,166,394
           Chevron Corp.................  1,690,660      143,283,435
           Chiron Corp. *...............    483,628       21,458,574
           Chubb Corp...................    462,997       33,062,616
           CIENA Corp. *................    869,935        8,951,631
           Cigna Corp...................    396,978       32,929,325
           Cincinnati Financial Corp....    437,085       18,191,478
           CINergy Corp.................    434,004       13,397,703
           Cintas Corp..................    446,443       17,991,653
           Circuit City Stores, Inc.....    554,223        6,650,676
           Cisco Systems, Inc. *........ 19,311,365      235,212,426
           Citigroup, Inc............... 13,244,796      536,414,238
           Citizens Communications Co. *    701,022        6,589,607
           Citrix Systems, Inc. *.......    500,506        9,910,019
           Clear Channel
            Communications *............  1,560,682       62,037,110
           Clorox Co....................    636,605       23,554,385
           CMS Energy Corp..............    330,949        6,618,980
           Cnexant Systems, Inc. *......    607,547        5,042,640
           Coca Cola Co.................  6,543,682      306,571,502
           Coca Cola Enterprises, Inc...  1,126,675       17,283,195
           Colgate Palmolive Co.........  1,465,630       85,372,948
           Comcast Corp. *..............  2,497,445       89,583,352
           Comerica Inc.................    474,229       26,272,287
           Compaq Computer Corp.........  4,390,198       36,482,545
           Computer Associates
            International, Inc..........  1,534,041       39,486,215
           Computer Sciences Corp. *....    450,971       14,958,708
           Compuware Corp. *............    982,756        8,186,357
           Comverse Technology, Inc. *..    441,114        9,034,015
           ConAgra, Inc.................  1,383,201       31,052,862
           Concord EFS, Inc. *..........    638,022       31,231,177
           Conoco, Inc..................  1,638,279       41,513,990
           Conseco, Inc.................    852,441        6,188,722
           Consolidated Edison, Inc.....    546,755       22,263,864
           Constellation Energy Group,
            Inc.........................    409,216        9,903,027
           Convergys Corp. *............    457,594       12,698,234
           Cooper Industries, Inc.......    252,780       10,482,787


           Common Stocks                   Shares        Value
           -------------                  --------- ----------------
           Cooper Tire & Rubber Co.......   193,654 $      2,757,633
           Coors (Adolph) Co.............   100,158        4,507,110
           Corning, Inc.................. 2,459,373       21,691,670
           Costco Wholesale Corp. *...... 1,198,607       42,622,465
           Countrywide Credit Industries,
            Inc..........................   308,536       13,553,986
           Crane Co......................   164,342        3,602,377
           CSX Corp......................   568,373       17,903,750
           Cummins, Inc..................   114,581        3,781,173
           CVS Corp...................... 1,033,194       34,302,041
           Dana Corp.....................   400,629        6,249,812
           Danaher Corp..................   384,328       18,132,595
           Darden Restaurants, Inc.......   332,624        8,731,380
           Deere & Co....................   607,195       22,836,604
           Dell Computer Corp. *......... 6,851,337      126,955,275
           Delphi Automotive Systems
            Corp......................... 1,480,480       17,395,640
           Delta Air Lines, Inc..........   332,866        8,771,019
           Deluxe Corp...................   195,712        6,759,892
           Devon Energy Corp.............   345,532       11,886,301
           Dillards Inc..................   252,182        3,321,237
           Disney (Walt) Co. (The)....... 5,498,438      102,380,916
           Dollar General Corp...........   893,776       10,457,179
           Dominion Resources, Inc.......   630,442       37,416,733
           Dover Corp....................   551,289       16,599,312
           Dow Chemical Co............... 2,363,596       77,431,405
           Dow Jones & Co., Inc..........   236,121       10,726,977
           DTE Energy Co.................   436,159       18,776,645
           Du Pont (E.I.) de Nemours &
            Co., Inc..................... 2,740,911      102,838,981
           Duke Energy Co................ 2,037,998       77,138,224
           Dynegy, Inc...................   867,345       30,053,504
           Eastman Chemical Co...........   208,194        7,557,442
           Eastman Kodak Co..............   768,911       25,012,675
           Eaton Corp....................   187,186       11,083,283
           Ecolab, Inc...................   343,909       12,494,214
           Edison International..........   880,286       11,584,564
           El Paso Corp.................. 1,331,748       55,334,129
           Electronic Data Systems Corp.. 1,238,470       71,311,103
           EMC CORP...................... 5,831,802       68,523,674
           Emerson Electric Co........... 1,114,106       52,429,828
           Englehard Corp................   341,734        7,894,055
           Enron Corp.................... 1,977,841       53,856,610
           Entergy Corp..................   589,262       20,954,157
           EOG Resources, Inc............   313,975        9,083,297
           Equifax, Inc..................   384,338        8,417,002
           Exelon Corp...................   848,580       37,846,668


--------

* Denotes non-income producing security



See accompanying notes to financial statements

SPDR Trust Series 1

September 30, 2001

-----------------------------------------------------------------


           Common Stocks                    Shares        Value
           -------------                  ---------- ----------------
           Exxon Mobil Corp.............. 18,160,999 $    715,543,361
           Family Dollar Stores, Inc.....    451,330       12,420,602
           Fannie Mae....................  2,639,580      211,324,775
           Federated Department Stores,
            Inc. *.......................    507,212       14,303,378
           Fedex Corp. *.................    786,039       28,886,933
           Fifth Third Bancorp...........  1,503,655       92,444,709
           First Data Corp...............  1,038,556       60,506,273
           First Energy Corp.............    573,923       20,632,532
           Fiserv, Inc. *................    471,247       16,116,647
           FleetBoston Financial Corp....  2,845,718      104,580,137
           Fluor Corp....................    196,568        7,567,868
           FMC Corp. *...................     82,129        4,023,500
           Ford Motor Co.................  4,784,031       83,002,938
           Forest Laboratories, Inc. *...    464,623       33,517,903
           Fortune Brands, Inc...........    388,448       13,013,008
           FPL Group, Inc................    460,715       24,671,288
           Franklin Resources, Inc.......    704,185       24,414,094
           Freddie Mac...................  1,813,752      117,893,880
           Freeport-McMoran Copper &
            Gold *.......................    398,892        4,383,823
           Gannett, Inc..................    693,036       41,658,394
           Gap, Inc. (The)...............  2,252,046       26,911,950
           Gateway 2000, Inc. *..........    873,507        4,760,613
           General Dynamics Corp.........    520,757       45,993,258
           General Electric Co........... 26,177,980      973,820,856
           General Mills, Inc............    757,269       34,455,740
           General Motors Corp...........  1,454,395       62,393,546
           Genuine Parts Co..............    454,895       14,492,955
           Georgia-Pacific Corp..........    610,529       17,577,130
           Gillette Co...................  2,754,240       82,076,352
           Global Crossing Ltd. *........  2,383,721        4,290,698
           Golden West Financial Corp....    423,349       24,596,577
           Goodrich (B.F.) Co. (The).....    274,911        5,355,266
           Goodyear Tire & Rubber Co.
            (The)........................    425,392        7,839,975
           GPU, Inc......................    331,706       13,387,654
           Great Lakes Chemical Corp.....    139,495        3,082,840
           Guidant Corp. *...............    795,944       30,643,844
           Halliburton Co................  1,140,334       25,714,532
           Harley-Davidson Inc...........    801,684       32,468,202
           Harrah's Entertainment, Inc. *    315,109        8,511,094
           Hartford Financial Services
            Group........................    629,566       36,980,707
           Hasbro, Inc...................    467,294        6,542,116
           HCA-The Healthcare Co.........  1,428,319       63,288,815
           Healthsouth Corp. *...........  1,009,879       16,420,633


          Common Stocks                     Shares        Value
          -------------                   ---------- ----------------
          Heinz (H.J.) Co................    910,399 $     38,373,318
          Hercules, Inc..................    292,403        2,412,325
          Hershey Foods Corp.............    351,607       22,984,550
          Hewlett Packard Co.............  5,144,883       82,832,616
          Hilton Hotels Corp.............    974,333        7,648,514
          Home Depot, Inc. (The).........  6,152,991      236,090,265
          Homestake Mining Co............    708,204        6,586,297
          Honeywell International, Inc...  2,120,189       55,972,990
          Household International, Inc...  1,217,249       68,628,499
          Humana, Inc. *.................    441,643        5,326,215
          Huntington Bancshares, Inc.....    669,893       11,595,848
          Illinois Tool Works, Inc.......    795,794       43,060,413
          Immunex Corp...................  1,447,785       27,044,624
          IMS Health, Inc................    756,797       18,957,765
          Inco Ltd. *....................    493,110        6,119,495
          Ingersoll-Rand Co..............    427,043       14,434,053
          Intel Corp..................... 17,706,961      361,930,283
          International Business Machines
           Corp..........................  4,574,301      422,207,982
          International Flavors &
           Fragrances, Inc...............    266,195        7,370,940
          International Game
           Technology *..................    198,325        8,428,813
          International Paper Co.........  1,268,106       44,130,089
          Interpublic Group of Cos., Inc.    992,178       20,240,431
          Intuit *.......................    544,007       19,475,451
          ITT Industries, Inc............    238,558       10,687,398
          J. P. Morgan Chase & Co........  5,232,287      178,682,601
          J.C. Penney Co., Inc...........    715,210       15,663,099
          Jabil Circuit Inc. *...........    509,650        9,122,735
          JDS Uniphase Corp. *...........  3,471,666       21,940,929
          Jefferson Pilot Corp...........    403,289       17,938,295
          John Hancock Financial
           Services......................    814,887       32,554,736
          Johnson & Johnson..............  7,965,125      441,267,925
          Johnson Controls, Inc..........    233,960       15,263,550
          KB Home Co.....................    122,008        3,466,247
          Kellogg Co.....................  1,053,868       31,616,040
          Kerr McGee Corp................    255,623       13,269,390
          Keycorp........................  1,141,032       27,544,512
          Keyspan Corp...................    360,718       11,990,266
          Kimberly-Clark Corp............  1,397,729       86,659,198
          Kinder Morgan Inc..............    287,947       14,169,872
          King Pharmaceuticals Inc. *....    592,277       24,846,020
          Kla-Tencor Corp. *.............    490,956       15,504,390
          K-Mart Corp. *.................  1,306,687        9,133,742
          Knight Ridder Inc..............    202,548       11,312,306


--------

* Denotes non-income producing security



See accompanying notes to financial statements

SPDR Trust Series 1

September 30, 2001

-----------------------------------------------------------------


          Common Stocks                     Shares        Value
          -------------                   ---------- ----------------
          Kohls Corp. *..................    888,086 $     42,628,128
          Kroger Co. *...................  2,150,543       52,989,380
          Legget & Platt, Inc............    535,066       10,433,787
          Lehman Brothers Holdings, Inc..    653,473       37,149,940
          Lexmark international, Inc. *..    325,211       14,540,184
          Lilly (Eli) & Co...............  2,965,668      239,329,407
          Limited Inc. (The).............  1,096,378       10,415,591
          Lincoln National Corp..........    497,867       23,215,538
          Linear Technology Corp.........    844,764       27,708,259
          Liz Claiborne, Inc.............    142,838        5,384,993
          Lockheed Martin Corp...........  1,146,905       50,177,094
          Loews Corp.....................    513,153       23,748,721
          Louisiana-Pacific Corp.........    290,360        1,887,340
          Lowes Cos., Inc................  2,019,620       63,920,973
          LSI Logic Corp. *..............    954,633       11,216,938
          Lucent Technologies, Inc.......  8,967,738       51,385,138
          Manor Care, Inc................    271,616        7,632,410
          Morgan Stanley, Dean Witter,
           Discover and Co...............  2,931,014      135,852,499
          Marriot International, Inc.....    638,993       21,342,366
          Marsh & McLennan Cos., Inc.....    732,328       70,816,118
          Masco Corp.....................  1,206,846       24,667,932
          Mational Semiconductor
           Corp. *.......................    441,376        9,732,341
          Mattel, Inc....................  1,164,918       18,242,616
          Maxim Integrated Products, Inc.    860,949       30,081,557
          May Department Stores Co.......    804,458       23,345,371
          Maytag Corp....................    205,112        5,053,960
          MBIA, Inc......................    400,458       20,022,900
          MBNA Corp......................  2,234,572       67,685,186
          McDermott International, Inc...    168,751        1,392,196
          McDonald's Corp................  3,383,804       91,836,441
          McGraw-Hill, Inc...............    507,691       29,547,616
          McKesson HBOC, Inc.............    730,885       27,620,144
          Mead Corp......................    278,010        7,695,317
          MedImmune, Inc. *..............    567,912       20,234,705
          Medtronic, Inc.................  3,199,097      139,160,720
          Mellon Financial Corp..........  1,259,766       40,728,235
          Merck & Co., Inc...............  6,031,072      401,669,395
          Mercury Interactive Corp.......    216,511        4,122,369
          Meredith Corp..................    136,444        4,383,946
          Merrill Lynch & Co., Inc.......  2,197,539       89,220,083
          MetLife, Inc...................  1,990,148       59,107,396
          MGIC Investment Corp...........    288,187       18,830,139
          Micron Technology, Inc. *......  1,576,947       29,693,912
          Microsoft Corp. *.............. 14,180,881      725,635,681
          Millipore Corp.................    125,625        6,650,588


         Common Stocks                       Shares        Value
         -------------                     ---------- ----------------
         Minnesota Mining &
          Manufacturing Co................  1,046,485 $    102,974,124
         Mirant Corp. *...................    901,644       19,746,004
         Molex, Inc.......................    532,078       14,956,713
         Moodys Corp......................    399,072       14,765,664
         Motorola, Inc....................  5,815,349       90,719,444
         Nabors Industries, Inc...........    394,203        8,266,437
         National City Corp...............  1,598,323       47,869,774
         National Service Industries, Inc.    106,107        2,191,110
         Navistar International Corp. *...    159,800        4,514,350
         NCR Corp. *......................    253,827        7,525,971
         Network Appliances, Inc. *.......    834,965        5,677,762
         New York Times Co. (The ),
          Class A.........................    407,946       15,922,132
         Newell Rubbermaid, Inc...........    722,629       16,410,905
         Newmont Mining Corp..............    515,023       12,154,543
         Nextel Communications, Inc.,
          Class A *.......................  2,041,209       17,636,046
         Niagra Mohawk Holdings, Inc......    433,350        7,353,950
         Nicor, Inc.......................    119,520        4,631,400
         Nike, Inc........................    705,229       33,011,769
         Nisource, Inc....................    531,329       12,385,279
         Noble Drilling Corp. *...........    360,301        8,647,224
         Nordstrom, Inc...................    349,483        5,050,029
         Norfolk Southern Corp............  1,039,961       16,764,171
         Nortel Networks Corp.............  8,469,439       47,513,553
         Northern Trust Corp..............    581,660       30,525,517
         Northrop Grumman Corp............    227,065       22,933,565
         Novell, Inc. *...................    894,815        3,275,023
         Novellus Systems, Inc. *.........    360,600       10,298,736
         Nucor Corp.......................    216,920        8,611,724
         Occidental Petroleum Corp........    947,633       23,065,387
         Office Depot, Inc. *.............    745,834       10,143,342
         Omnicom Group, Inc...............    479,164       31,097,744
         Oracle Corp. *................... 14,801,662      186,204,908
         Paccar, Inc......................    202,931        9,957,824
         Pactiv Corp. *...................    428,943        6,215,384
         Pall Corp........................    333,613        6,488,773
         Palm, Inc. *.....................  1,506,193        2,199,042
         Parametric Technology Corp. *....    725,080        3,763,165
         Parker-Hannifin Corp.............    306,983       10,529,517
         Paychex, Inc.....................    971,330       30,606,608
         Peoples Energy Corp..............     92,988        3,697,203
         Peoplesoft, Inc. *...............    754,889       13,618,198
         Pepsi Bottling Group.............    379,724       17,493,885
         PepsiCo, Inc.....................  4,629,814      224,545,979
         Perkin Elmer, Inc................    268,124        7,035,574


--------

* Denotes non-income producing security



See accompanying notes to financial statements

SPDR Trust Series 1

September 30, 2001

-----------------------------------------------------------------


         Common Stocks                       Shares        Value
         -------------                     ---------- ----------------
         Pfizer, Inc...................... 16,628,730 $    666,812,073
         PG&E Corp........................  1,046,478       15,906,466
         Pharmacia Corp...................  3,433,375      139,257,690
         Phelps Dodge Corp................    213,394        5,868,335
         Philip Morris Cos., Inc..........  5,807,036      280,421,768
         Phillips Petroleum Co............    999,324       53,903,537
         Pinnacle West Capital corp.......    224,342        8,906,377
         Pitney Bowes, Inc................    651,867       24,901,319
         Placer Dome, Inc.................    886,322       11,336,058
         PMC Sierra, Inc. *...............    431,814        4,434,730
         PNC Financial Services Group.....    763,052       43,684,727
         Power One, Inc. *................    200,287        1,231,765
         PPG Industries, inc..............    436,728       19,980,306
         PPL Corp.........................    391,953       12,777,668
         Praxir, Inc......................    428,827       18,010,734
         Procter & Gamble Co..............  3,417,449      248,756,113
         Progress Energy, Inc.............    540,840       23,250,712
         Progressive Corp.................    198,429       26,569,643
         Providian Financial Corp.........    748,763       15,087,574
         Public Service Enterprise, Inc...    552,142       23,493,642
         Pulte Corp.......................    132,351        4,056,558
         Q Logic Corp.....................    235,071        4,466,349
         QUALCOMM, Inc. *.................  2,003,119       95,228,277
         Quintiles Transnational Corp. *..    297,932        4,349,807
         Qwest Communications Intl.,
          Inc.............................  4,341,410       72,501,547
         R.R. Donnelley & Sons Co.........    291,529        7,885,859
         Radioshack Corp..................    502,070       12,175,198
         Ralston Purina Group.............    823,411       27,007,881
         Raytheon Co......................    922,213       32,046,902
         Reebok International, Inc. *.....    142,933        2,958,713
         Regions Financial Corp...........    613,823       17,714,932
         Reliant Energy, Inc..............    795,093       20,926,848
         Robert Half International, Inc. *    485,093        9,706,711
         Rockwell Collins, Inc............    485,356        6,892,055
         Rockwell International Corp......    485,356        7,125,026
         Rohm & Haas Co...................    590,851       19,356,279
         Rowan Cos., Inc. *...............    257,948        3,193,396
         Royal Dutch Petroleum Co.........  5,634,921      283,154,780
         Ryder Systems, Inc...............    164,168        3,281,718
         Sabre Holdings Corp..............    350,501        9,372,397
         SAFECO Corp......................    337,296       10,230,188
         Safeway, Inc. *..................  1,336,286       53,077,280
         Sanmina Corp. *..................    811,751       11,023,579
         Sapient Corp. *..................    322,242        1,240,632
         Sara Lee Corp....................  2,093,241       44,586,033
         SBC Communications, Inc..........  8,858,204      417,398,572


          Common Stocks                     Shares        Value
          -------------                   ---------- ----------------
          Schering-Plough Corp...........  3,834,009 $    142,241,734
          Schlumberger Ltd...............  1,518,325       69,387,453
          Schwab (Charles) Corp..........  3,706,904       42,629,396
          Scientific-Atlanta, Inc........    431,926        7,580,301
          Sealed Air Corp. *.............    229,072        8,358,837
          Sears, Roebuck & Co............    873,931       30,272,970
          Sempra Energy..................    554,376       13,720,806
          Sherwin-Williams Co............    414,202        9,203,568
          Siebel Systems, Inc. *.........  1,199,026       15,599,328
          Sigma-Aldrich Corp.............    187,416        8,471,203
          Snap-on, Inc...................    151,578        3,384,737
          Solectron Corp. *..............  1,710,358       19,925,671
          Southern Co....................  1,814,450       43,510,511
          SouthTrust Corp................    912,689       23,246,189
          Southwest Airlines Co..........  2,027,325       30,085,503
          Sprint Corp....................  2,328,643       55,910,718
          Sprint Corp. (PCS Group) *.....  2,439,745       64,140,896
          St. Jude Medical Center, Inc. *    222,688       15,242,994
          St. Paul Cos., Inc.............    569,975       23,494,370
          Stanley Works (The)............    237,586        8,683,768
          Staples, Inc. *................  1,228,466       16,400,021
          Starbucks Corp. *..............    993,164       14,837,870
          Starwood Hotels & Resorts......    513,245       11,291,390
          State Street Corp..............    869,637       39,568,484
          Stilwell Financial, Inc. *.....    561,925       10,957,538
          Stryker Corp...................    515,368       27,262,967
          Sun Microsystems, Inc. *.......  8,626,552       71,341,585
          Sunoco, Inc....................    229,797        8,180,773
          SunTrust Banks, Inc............    760,849       50,672,543
          Supervalu, Inc.................    357,167        7,225,488
          Symbol Technologies, Inc.......    581,355        6,098,414
          Synovus Financial Corp.........    768,968       21,223,517
          SYSCO Corp.....................  1,756,515       44,861,393
          T. Rowe Price Associates, Inc..    329,502        9,654,409
          Target Corp....................  2,363,690       75,047,158
          Tektronix Corp.................    260,487        4,555,918
          Tellabs, Inc. *................  1,091,836       10,787,340
          Temple-Inland, Inc.............    139,807        6,639,434
          Tenet Healthcare Corp..........    852,864       50,873,338
          Teradyne, Inc. *...............    470,624        9,177,168
          Texaco, Inc....................  1,460,500       94,932,500
          Texas Instruments, Inc.........  4,573,887      114,255,697
          Textron, Inc...................    365,605       12,287,984
          Thermo Electron Corp...........    474,531        8,565,285
          Thomas & Betts Corp............    161,219        2,818,108
          Tiffnay & Co...................    393,930        8,528,585
          TJX Cos., Inc. (The)...........    727,094       23,921,393


--------

* Denotes non-income producing security



See accompanying notes to financial statements

SPDR Trust Series 1

September 30, 2001

-----------------------------------------------------------------


          Common Stocks                       Shares        Value
          -------------                     ---------- ---------------
          TMP Worlwide, Inc. *.............    271,167 $     7,698,431
          Torchmark Corp...................    318,059      12,404,301
          Toys "R" Us, Inc. *..............    494,964       8,528,230
          Transocean Sedco Forex, Inc......    828,154      21,863,266
          Tribune Co.......................    792,482      24,883,935
          Tricon Global Restaurants, Inc. *    399,098      15,652,624
          TRW, Inc.........................    331,225       9,877,130
          Tupperware Corp..................    145,709       2,905,437
          TXU Corp.........................    675,264      31,278,228
          Tyco Laboratories, Inc...........  5,092,047     231,688,138
          Unilever N.V., (N.Y. Shares).....  1,502,182      81,147,872
          Union Pacific Corp...............    648,107      30,396,218
          Union Planters Corp..............    357,649      15,343,142
          Unisys Corp. *...................    827,457       7,165,778
          United Health Group, Inc.........    843,727      56,107,846
          United Technologies Corp.........  1,242,170      57,760,905
          Univision Communications,
           Inc. *..........................    540,442      12,403,144
          Unocal Corp......................    658,838      21,412,235
          Unum Providant Corp..............    652,765      16,482,316
          US Airways Group, Inc. *.........    181,068         841,966
          US Bancorp.......................  5,010,239     111,127,101
          USA Education, Inc...............    423,217      35,088,921
          UST, Inc.........................    429,670      14,265,043
          USX U.S. Steel Group.............    238,921       3,340,116
          USX-Marathon Group...............    826,358      22,105,077
          V.F. Corp........................    309,632       9,062,929
          VERITAS Software Corp. *.........  1,056,028      19,473,156
          Verizon Communications...........  7,132,881     385,960,190
          Viacom, Inc. *...................  4,698,427     162,095,730


           Common Stocks                    Shares        Value
           -------------                  ---------- ---------------
           Visteon Corp..................    355,627 $     4,534,243
           Vitesse Semiconductors Corp...    470,393       3,645,546
           Vulcan Materials Co...........    273,502      11,815,286
           W.W. Grainger, Inc............    247,297       9,607,487
           Wachovia Corp.................  3,668,618     113,727,158
           Walgreen Co...................  2,692,868      92,715,445
           Wal-Mart Stores, Inc.......... 11,774,975     582,861,263
           Washington Mutual, Inc........  2,313,313      89,016,284
           Waste Management, Inc.........  1,647,379      44,050,914
           Watson Pharmaceuticals, Inc. *    276,649      15,135,466
           Wellpoint Health Networks,
            Inc. *.......................    168,991      18,445,368
           Wells Fargo & Co..............  4,527,823     201,261,731
           Wendy's International, Inc....    297,250       7,921,712
           Westvaco Corp.................    272,202       6,995,590
           Weyerhaeuser Co...............    570,455      27,786,862
           Whirlpool Corp................    162,491       8,993,877
           Williamette Industries, Inc...    291,511      13,115,080
           Williams Cos., Inc. (The).....  1,340,977      36,608,672
           Winn-Dixie Stores, Inc........    372,253       4,262,297
           WorldCom, Inc. *..............  7,584,973     114,077,993
           Worthington Industries, Inc...    231,252       2,601,585
           Wrigley (Wm.) Jr. Co..........    604,887      31,030,703
           Xcel Energy, Inc..............    910,169      25,621,257
           Xerox Corp....................  1,809,241      14,021,617
           Xilinx, Inc. *................    888,261      20,900,781
           XL Capital Ltd................    336,907      26,615,652
           Yahoo, Inc. *.................  1,484,187      13,075,687
           Zimmer Holdins, Inc. *........    512,982      14,235,251
           Zions Bancorp.................    238,872      12,817,872
                                                     ---------------
           Total Investments (cost $35,436,231,396). $24,864,592,052
                                                     ===============


--------

* Denotes non-income producing security



See accompanying notes to financial statements

                                   THE TRUST


   The Trust, an exchange traded fund or "ETF", is a registered investment company which both (a) continuously issues and redeems "in-kind" its shares, known as SPDRs, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists SPDRs individually for trading on the American Stock Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.


Creation of Creation Units


   Portfolio Deposits may be made through the SPDR Clearing Process or outside the SPDR Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed ("Transmittal Date") if (a) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the SPDR Clearing Process, in part due to the increased expense associated with settlement.



   The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the SPDR Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current SPDR Prospectus.



   The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each Index Security in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily,



--------
*  Such increase is subject to the 10 Basis Point Limit.

** As of December 31, 2001, the Depository Trust and Clearing Corporation
   ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent Company of the Exchange, owned 4.3941% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 4.3941% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned .00189% of DTCC Shares and the Trustee owned 5.3248% of DTCC Shares.

reflect the relative weighting of the current S&P 500 Index and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2001, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the stock portion of a Portfolio Deposit as in effect on such day (which value occasionally includes a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). This information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt to the trading of SPDRs on the Exchange.


   Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create SPDRs, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the SPDR position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each SPDR.

   Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, SPDRs will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all SPDRs.

Procedures for Creation of Creation Units

   All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and described in this prospectus. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

   SPDRs may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the SPDRs on the date the order is placed provided in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities ("Additional Cash Deposit"). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day. If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a transaction fee of $4,000 is charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures will contain terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.


   All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the SPDRs ordered, would own 80% or more of the current outstanding SPDRs, (b) the Portfolio Deposit is not in proper form;
(c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using SPDR Clearing Process


   Creation Units created through the SPDR Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the SPDR Clearing Process in a "regular way" manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.


Placement of Creation Orders Outside SPDR Clearing Process

   Creation Units created outside the SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the SPDR Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of SPDRs so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

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


Securities Depository; Book-Entry-Only System



   DTC acts as securities depository for SPDRs. SPDRs are represented by a single global security, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.



   DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC.* Access to DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").


   Upon the settlement date of any creation, transfer or redemption of SPDRs, DTC credits or debits, on its book-entry registration and transfer system, the amount of SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the SPDR Clearing Process. Beneficial ownership of SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in SPDRs (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in SPDRs.

   As long as Cede & Co., as nominee of DTC, is the registered owner of SPDRs, references to the registered or record owner of SPDRs shall mean Cede & Co. and


--------

* As of December 31, 2001, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

shall not mean the Beneficial Owners of SPDRs. Beneficial Owners of SPDRs are not entitled to have SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each

Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.


   The Trustee recognizes DTC or its nominee as the owner of all SPDRs for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC ("Depository Agreement"), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the SPDR holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding SPDRs, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.



   Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of SPDRs, is required immediately to credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in SPDRs, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


   DTC may discontinue providing its service with respect to SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the

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

Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

                              REDEMPTION OF SPDRS


   SPDRs are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under "Summary--Highlights--Termination of the Trust."



Procedures for Redemption of Creation Units


   Redemption orders must be placed with a Participating Party (for redemptions through the SPDR Clearing Process) or DTC Participant (for redemptions outside the SPDR Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the SPDRs to be redeemed and any Excess Cash Amounts by the Trustee in a timely manner. Orders for redemption effected outside the SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the SPDR Clearing Process. These deadlines vary by institution. Persons redeeming outside the SPDR Clearing Process are required to transfer SPDRs through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

   Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the SPDR Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.


   The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a "Cash Redemption Payment," which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment ("Excess Cash Amounts"). For redemptions through the SPDR Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third
(3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the SPDR Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all SPDRs delivered upon redemption.

   If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

   If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.


   The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer, with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust's correspondence to the composition and weighting of the S&P 500 Index.

   The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting.

   All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.


   The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under "Valuation" and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite SPDRs are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite SPDRs are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the SPDRs are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.


   The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the New York Stock Exchange is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using SPDR Clearing Process

   A redemption order made through the SPDR Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the SPDR Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside SPDR Clearing Process

   A DTC Participant who wishes to place an order for redemption of SPDRs to be effected outside the SPDR Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the SPDR Clearing Process and that redemption will instead be effected through transfer of SPDRs directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date ("DTC Cut-Off Time") and (iii) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

   The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

                                 THE PORTFOLIO


   Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500

Index, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P 500 Index and that derived from ownership of SPDRs.

Portfolio Securities Conform to the S&P 500 Index

   The S&P 500 Index is a capitalization-weighted index of 500 securities calculated under the auspices of the S&P Committee of S&P. At any moment in time, the value of the S&P 500 Index equals the aggregate market value of the total shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on the NYSE, AMEX or NASDAQ, divided by a scaling factor ("divisor") which yields a resulting index value in the reported magnitude.


   Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more component securities in the S&P Index due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such component securities fail to meet the criteria for inclusion in the S&P 500 Index. In 2001, there were 34 company changes to the S&P 500 Index. Ordinarily, whenever there is a change in shares outstanding or a change in a component security of the S&P 500 Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P 500 Index.


   The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the S&P 500 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P 500 Index.

   The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P 500 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P 500 Index ("Misweighting"), it may not be efficient identically to replicate the share composition of the S&P 500 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 8/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, "Misweighting Amount"), from the weighting of the Index Security in the S&P 500 Index.


   The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.


   The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.


   As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P 500 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.


   All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

   The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

   If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

   From time to time S&P may adjust the composition of the S&P 500 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P 500 Index. As stocks of an issuer are often removed from the S&P 500 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit


   On each Business Day (each such day an "Adjustment Day"), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding SPDRs multiplied by 50,000 SPDRs in one Creation Unit, resulting in a NAV per Creation Unit ("NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P 500 Index in a Portfolio Deposit for the following Business Day ("Request Day"), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P 500 Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.


   In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the S&P 500 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

   On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.



   On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P 500 Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and to use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.



   The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With

--------

* S&P publicly announces changes in the identity and/or weighting of Index Securities up to five Business Days in advance of the actual change. The announcements are made after the close of trading on such day.

respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.


   If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index



Securities are likely to be unavailable or available in insufficient quantity for delivery, of if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of SPDRs in Creation Unit size aggregations and upon the redemption of SPDRs until the time the stock portion of the Portfolio Deposit is subsequently adjusted.


                               THE S&P 500 INDEX


The S&P 500 Index is composed of 500 selected stocks, all of which are listed on the AMEX, the NYSE or NASDAQ, and spans over 108 separate industry groups. As of December 31, 2001, the five largest industry segments comprising the S&P 500 Index were: financial (diversified) 5.81%, health care (drugs--major pharmaceuticals) 5.78%, computers (software & services) 5.24%, oil (international integrated) 4.48% and electrical equipment 4.43%. Since 1968, the S&P 500 Index has been a component of the U.S. Commerce Department's list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the S&P 500 Index is available from market information services. The S&P 500 Index is determined, comprised and calculated without regard to the Trust.


   S&P is not responsible for and does not participate in the creation or sale of SPDRs or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P 500 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.


   The following table shows the actual performance of the S&P 500 Index for the years 1960 through 2001. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P 500 Index in the future. The results should not be considered representative of the performance of the Trust.

                                                                    Calendar
         Calendar Year-End  Calendar Year-End   Change in Index For Year-End
    Year   Index Value*    Index Value 1960=100    Calendar Year    Yield**
    ---- ----------------- -------------------- ------------------- --------
    1960        58.11              100.00                -- %         3.47%
    1961        71.55              123.13              23.13          2.98
    1962        63.10              108.59             -11.81          3.37
    1963        75.02              129.10              18.89          3.17
    1964        84.75              145.84              12.97          3.01
    1965        92.43              159.06               9.06          3.00
    1966        80.33              138.24             -13.09          3.40
    1967        96.47              166.01              20.09          3.20
    1968       103.86              178.73               7.66          3.07
    1969        92.06              158.42             -11.36          3.24
    1970        92.15              158.58               0.10          3.83
    1971       102.09              175.68              10.79          3.14
    1972       118.05              203.15              15.63          2.84
    1973        97.55              167.87             -17.37          3.06
    1974        68.56              117.98             -29.72          4.47
    1975        90.19              155.21              31.55          4.31
    1976       107.46              184.93              19.15          3.77
    1977        95.10              163.66             -11.50          4.62
    1978        96.11              165.39               1.06          5.28
    1979       107.94              185.75              12.31          5.47
    1980       135.76              233.63              25.77          5.26
    1981       122.55              210.89              -9.73          5.20
    1982       140.64              242.02              14.76          5.81
    1983       164.93              283.82              17.27          4.40
    1984       167.24              287.80               1.40          4.64
    1985       211.28              363.59              26.33          4.25
    1986       242.17              416.75              14.62          3.49
    1987       247.08              425.19               2.03          3.08
    1988       277.72              477.92              12.40          3.64
    1989       353.40              608.15              27.25          3.45
    1990       330.22              568.26              -6.56          3.61
    1991       417.09              717.76              26.31          3.24
    1992       435.71              749.80               4.46          2.99
    1993       464.45              802.70               7.06          2.78
    1994       459.27              790.34              -1.54          2.82
    1995       615.93            1,059.92              34.11          2.56
    1996       740.74            1,274.70              20.26          2.19
    1997       970.43            1,669.99              31.01          1.77
    1998     1,229.23            2,115.35              26.67          1.49
    1999     1,469.25            2,528.39              19.53          1.14
    2000     1,320.28            2,272.04             -10.14          1.19
    2001     1,148.08            1,975.70             -13.04          1.36

--------
 * Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.
** Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P 500 Index.

                               LICENSE AGREEMENT

   The License Agreement grants the Sponsor a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The License Agreement may be amended without the consent of any of the Beneficial Owners of SPDRs. Currently, the License Agreement is scheduled to terminate on January 22, 2018 but its term may be extended beyond such date without the consent of any of the Beneficial Owners of SPDRs.

   None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of SPDRs is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "S&P", "Standard & Poor's", "Standard & Poor's 500" or "S&P 500" or to use the S&P 500 Index except as specifically described herein or as may be specified in the Trust Agreement.

   The Trust is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of SPDRs regarding the advisability of investing in Index Securities or unit investment trusts generally or in the Trust particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of SPDRs. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of SPDRs into consideration in determining, comprising or calculating the S&P 500 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of SPDRs.

   STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL

STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                               EXCHANGE LISTING

   SPDRs are listed on the Exchange. The Trust is not required to pay a listing fee to the Exchange. Transactions involving SPDRs in the public trading market are subject to customary brokerage charges and commissions.


   The Sponsor's aim in designing SPDRs was to provide investors with a security whose initial market value would approximate one-tenth (1/10th) the value of the S&P 500 Index. Of course, the market value of a SPDR is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a SPDR may no longer approximate 1/10th the value of the S&P 500 Index. The market price of a SPDR should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.


   There can be no assurance that SPDRs will always be listed on the Exchange. The Trust will be terminated if SPDRs are delisted. The Exchange will consider the suspension of trading in or removal from listing of SPDRs if (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of SPDRs for 30 or more consecutive trading days; (b) the S&P 500 Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

   SPDRs also are listed and traded on the Singapore Exchange Ltd. ("SGX") pursuant to a joint venture created by the Exchange and the SGX. In the future, SPDRs may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

                            TAX STATUS OF THE TRUST


   Effective September 30, 1997, the Trust changed its fiscal year from a calendar year ending on each December 31 to a fiscal year ending each September
30. For the fiscal year ended September 30, 2001, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Tax Consequences to Beneficial Owners

   Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to Beneficial Owners as ordinary income. A dividend paid in January is considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months.


   Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned SPDRs. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular quarterly dividends paid by the Trust are not based on the Trust's investment company taxable income and net capital gain, but rather are based on the dividends paid with respect to Portfolio Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of Portfolio Securities in order to distribute all of its investment company taxable income and net capital gain.


   Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally are treated as a return of capital for federal income tax purposes and reduce a Beneficial Owner's tax basis in SPDRs. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding SPDRs fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions. A distribution paid shortly after a purchase or creation of SPDRs may be taxable even though in effect it may represent a return of capital.

   Distributions reinvested in additional SPDRs through the means of the Service are nevertheless taxable dividends to Beneficial Owners acquiring such additional SPDRs to the same extent as if such dividends were received in cash.

   The sale of SPDRs by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

   Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

   Under the Code, an in-kind redemption of SPDRs does not result in the recognition of taxable gain or loss by the Trust but generally constitutes a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally recognizes gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and stocks received and its tax basis in the SPDRs redeemed. Stocks received upon redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of SPDRs in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of SPDRs.


   Deposit of a Portfolio Deposit with the Trustee in exchange for Creation Units do not result in the recognition of taxable gain or loss by the Trust but generally constitute a taxable event to the investor under the Code, and an investor generally recognizes gain or loss with respect to each stock deposited equal to the difference between the amount realized in respect of the stock and the investor's tax basis therein. The amount realized with respect to a stock deposited should be determined by allocating the value on the date of deposit of the SPDRs received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the stocks deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by an investor on the basis that there has been no material change in the investor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Investors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

   The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the investor or group of investors, upon obtaining the SPDRs ordered, would own eighty percent (80%) or more of the outstanding SPDRs, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the stocks deposited different from the market value of such stocks on the date of deposit. The Trustee has the right to require information regarding SPDR ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

   Ordinary income dividends received via DTC by Beneficial Owners who are non-resident aliens are subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident holders of SPDRs are urged to consult their own tax advisors concerning the applicability of United States withholding tax.


   Backup withholding at a rate equal to the fourth lowest income tax rate applicable to individuals (which, under current law, is 30% for 2002 and 2003, 29% for 2004 and 2005, and 28% for 2006 and thereafter) applies to dividends, capital gain distributions, redemptions and sales of SPDRs unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the U.S. Internal Revenue Service, if the required information is furnished to the U.S. Internal Revenue Service.


   The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.


ERISA Considerations



   In considering the advisability of an investment in SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in SPDRs is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.



   The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving the Trust's assets while SPDRs are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase SPDRs. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because SPDRs represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940. ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.



   Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in SPDRs and the considerations discussed above, to the extent applicable.


                         CONTINUOUS OFFERING OF SPDRs

   Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of SPDRs.


   Because new SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust, a "distribution", as such term is used in the Securities Act of 1933 ("1933 Act"), may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent SPDRs and sells the SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new SPDRs with an active selling effort involving solicitation of secondary market demand for SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

   Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with SPDRs that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

   The Sponsor intends to qualify SPDRs in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

                         DIVIDEND REINVESTMENT SERVICE

   The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested SPDR investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

   Distributions reinvested in additional SPDRs through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.


   The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of SPDRs at the close of business on each SPDR distribution date. Any cash balance remaining after the requisite number of SPDRs has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional SPDRs with the cash from the distributions is an expense of the Trust.*

                             EXPENSES OF THE TRUST


   Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.1200%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until March 9, 2003. Thereafter, the Trustee may discontinue this voluntary waiver policy. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily NAV.



   Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 18.45/100 of 1% (0.1845%) per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 0.1845% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1845% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1845% per annum.


   Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.
--------

* It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2001, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per SPDR.

   The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee, (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to SPDRs (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of SPDRs (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

   In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of SPDRs, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

   If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

   For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust, plus or minus the Adjustment Amount. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee's compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.



                               Trustee Fee Scale


Net Asset Value of the Trust Fee as a Percentage of Net Asset Value of the Trust
---------------------------- ---------------------------------------------------
$0-$499,999,999.............      10/100 of 1% per annum plus or minus the
                                    Adjustment Amount
$500,000,000-$2,499,999,999.      8/100 of 1% per annum plus or minus the
                                    Adjustment Amount*
$2,500,000,000 and above....      6/100 of 1% per annum plus or minus the
                                    Adjustment Amount*

--------
* The fee indicated applies to that portion of the NAV of the Trust that falls in the size category indicated.


   As of September 30, 2001, and as of December 31, 2001 the NAV of the Trust was $24,875,862,538.00 and $30,438,331,364.11, respectively. No representation is made as to the actual NAV of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio, or to creations or redemptions made in the future.


   The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee's fee for the following quarter. "Adjustment Amount" is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee's fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust* or (b) increase the Trustee's fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust's expenses for such quarter, any remaining excess is retained by the Trustee as part of its


--------
* The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee's fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. To make the expense ratio of the Trust comparable to the expense ratio of most other investment companies, it is shown as a "below the line" adjustment to Trust's expenses. If the adjustment is negative, it is shown "above the line."

                                   VALUATION


   The NAV of the Trust is computed as of the Evaluation Time shown under "Summary--Essential Information" on each Business Day. The NAV of the Trust on a per SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding SPDRs.



   The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor (the New York or American Stock Exchange if the stocks are listed thereon) or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price,
(a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee's appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.


                          ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

   The regular quarterly ex-dividend date for SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day ("Ex-Dividend Date"). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date ("Record Date") are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per SPDR are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date ("Dividend Payment Date"). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

   Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee's annual fee.

   Any additional distributions the Trust may need to make so as to continue to qualify as a "regulated investment company" would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the

Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the S&P 500 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

   The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee may change the regular ex-dividend date for SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.


   As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share of the NAV of the Trust.


   All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

   The settlement date for the creation of SPDRs or the purchase of SPDRs in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.


   Any Beneficial Owner interested in acquiring additional SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner's broker.

Statements to Beneficial Owners; Annual Reports

   With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per SPDR.

   Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

   Beneficial Owners may sell SPDRs in the secondary market, but must accumulate enough SPDRs to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

   Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Amendments to the Trust Agreement

   The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC;
(c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and
(e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P 500 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding SPDRs to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding SPDRs if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.


   Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding SPDRs. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds SPDRs, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement


   The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.



   The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding SPDRs; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to SPDRs, or if the Trustee is no longer a participant in NSCC;
(d) if S&P ceases publishing the S&P 500 Index; (e) if the License Agreement is terminated; or (f) if SPDRs are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.


   The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

   Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the SPDRs held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.



   Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. SPDRs not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of SPDRs required.


                                    SPONSOR

   The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

   The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of SPDRs within a specified period.

   If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

   The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of SPDRs.

   The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of SPDRs for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

                                    TRUSTEE

   The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 225 Franklin

Street, Boston, Massachusetts 02110. The Trustee's Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

   Information regarding Cash Redemption Payment amounts, number of outstanding SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee's principal office.

   The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning SPDRs for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

   If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

   Beneficial Owners of 51% of the then outstanding SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

   The Trust Agreement limits Trustee's liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

   The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

                                  DEPOSITORY

   DTC is a limited purpose trust company and member of the Federal Reserve System.

                                 LEGAL OPINION

   The legality of the SPDRs offered hereby has been passed upon by Carter, Ledyard & Milburn, New York, New York, as counsel for the Sponsor.

                            INDEPENDENT ACCOUNTANTS

   The financial statements as of September 30, 2001 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, 160 Federal Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

                                CODE OF ETHICS

   The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in SPDRs for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the SEC's Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.


                INFORMATION AND COMPARISONS RELATING TO TRUST,
             SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE
                               AND TAX TREATMENT

   Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of SPDRs, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners.

   Information may be provided to prospective investors to help them assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of SPDRs in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information and the CUSIP number relating to SPDRs may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements; costs of fund management and administration; cost and advantages of intraday trading; and rules applicable to short sales.

   Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of SPDRs outstanding as of one or more periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.


   Information may be provided to investors regarding the ability to engage in short sales of SPDRs, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their SPDRs shares to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.


   Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (e.g. realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). Based on projected differences between SPDRs and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding SPDRs over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio and adjustments to the portfolio of an actively managed investment vehicle.


   Specifically, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with SPDRs. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the S&P 500 Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for SPDRs does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming SPDRs shares in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges. In a period of market appreciation of the S&P 500 Index and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.



   Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, in-kind redemption mechanism of SPDRs may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, in-kind redemption feature tends to lower the amount of annual net capital gains distributions to SPDRs holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the SPDRs holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.


   Information regarding the secondary market trading activity of SPDRs also may be presented over one or more stated periods, such as for daily, monthly, quarterly or annual periods. Secondary market trading volume information may be compared with similar information relating to other issues trading on the Exchange during the same reporting period. Average daily secondary market trading volume of SPDRs may also be reported from time to time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

   Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in SPDRs as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of SPDRs to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning SPDRs.

   In addition, information on the performance of SPDRs based on changes in price per SPDR with or without reinvesting all dividends and/or any distributions of capital in additional SPDRs may be included from time to time in such information. Total return measures the percentage growth in the total dollar value of an investment in SPDRs (reflecting dividends and capital appreciation but without provision for any income taxes payable). Average annualized performance will be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Information on the S&P 500 Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. Information on performance of SPDRs also may be presented on an after tax basis, using methods of calculation that are in accordance with the SEC's rules and regulations. The performance of the Trust, of the S&P 500 Index (provided information is also given reflecting the performance of the Trust in comparison to that S&P 500 Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated and Value Line Investment Survey each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded common stocks) or the NASDAQ Composite Index (an unmanaged index of over-the-counter stocks) or similar measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

   Information on the relative price performance of SPDRs in relation to other securities and/or indices may be represented in the form of "correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (i.e. perfect negative linear association) to positive one hundred percent (100%) (i.e., perfect linear association).

   One important difference between SPDRs and conventional mutual fund shares is that the SPDRs are available for purchase or sale on an intraday basis on the

American Stock Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, SPDRs are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of SPDRs closing prices to NAV for the period 1/29/93 (the first trading date of the SPDR Trust) through 12/31/01, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/asked spreads for 2001. This table should help investors evaluate some of the advantages and disadvantages of SPDRs relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling SPDRs at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.



   The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/29/93 through 12/31/01. The investor may wish to compare these ranges with the average bid/asked spread on SPDRs and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/asked spread on SPDRs may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/asked spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/asked spreads to be associated with wider daily spread ranges.

     Daily Percentage Price Ranges: Average and Frequency Distribution for
              SPDR Trust and S&P 500 Composite Stock Price Index;
                           Highs and Lows vs. Close*

                (From 1/29/93 through 12/31/01 Except as Noted)


S&P 500 COMPOSITE STOCK PRICE INDEX


                                  Intraday High Value   Intraday Low Value
             Daily % Price Range  Above Closing Value  Below Closing Value
             -------------------- -------------------- --------------------
     Range   Frequency % of Total Frequency % of Total Frequency % of Total
     -----   --------- ---------- --------- ---------- --------- ----------
     0--.25%       1      0.04%       921     40.95%       595     26.46%
    .25--.5%     238     10.58%       437     19.43%       547     24.32%
      .5--1%     787     34.99%       475     21.12%       589     26.19%
     1--1.5%     563     25.03%       200      8.89%       267     11.87%
     1.5--2%     337     14.98%       110      4.89%       143      6.36%
     2--2.5%     162      7.20%        62      2.76%        57      2.53%
     2.5--3%      81      3.60%        22      0.98%        19      0.84%
     3--3.5%      38      1.69%        11      0.49%        17      0.76%
        3.5%      42      1.87%        11      0.49%        15      0.67%
    --------   -----    -------     -----    -------     -----    -------
    Total      2,249    100.00%     2,249    100.00%     2,249    100.00%



                         Average Daily Range: 1.2700%


SPDR TRUST


                                  Intraday High Value   Intraday Low Value
             Daily % Price Range  Above Closing Value  Below Closing Value
             -------------------- -------------------- --------------------
     Range   Frequency % of Total Frequency % of Total Frequency % of Total
     -----   --------- ---------- --------- ---------- --------- ----------
     0--.25%      20      0.89%       797     35.44%       580     25.79%
    .25--.5%     247     10.98%       502     22.32%       564     25.08%
      .5--1%     649     28.86%       484     21.52%       577     25.66%
     1--1.5%     605     26.90%       251     11.16%       293     13.03%
     1.5--2%     375     16.67%        81      3.60%       126      5.60%
     2--2.5%     173      7.69%        79      3.51%        55      2.45%
     2.5--3%      92      4.09%        31      1.38%        23      1.02%
     3--3.5%      40      1.78%        12      0.53%        18      0.80%
        3.5%      48      2.13%        12      0.53%        13      0.58%
    --------   -----    -------     -----    -------     -----    -------
    Total      2,249    100.00%     2,249    100.00%     2,249    100.00%



                         Average Daily Range: 1.3243%

--------
* Source: Bloomberg

       Frequency Distribution of Discounts and Premiums for SPDR Trust:


          Closing AMEX Price vs. Net Asset Value (NAV) as of 12/31/01



                         Calendar  Calendar  Calendar   Calendar              From
                          Quarter   Quarter   Quarter   Quarter   Calendar 1/29/1993
                          Ending    Ending    Ending     Ending     Year    through
      Range              3/31/2001 6/30/2001 9/30/2001 12/31/2001   2001   12/31/2001
-------------------------------------------------------------------------------------

 (greater than)200  Days    --        --        --        --        --        --
   Basis Points     -----------------------------------------------------------------
                     %      --        --        --        --        --        --
-------------------------------------------------------------------------------------

     150--200       Days    --        --        --        --        --        --
   Basis Points     -----------------------------------------------------------------
                     %      --        --        --        --        --        --
-------------------------------------------------------------------------------------

     100--150       Days    --        --        --        --        --         1
   Basis Points     -----------------------------------------------------------------
                     %      --        --        --        --        --       0.0%
-------------------------------------------------------------------------------------

     50--100        Days     1         1         1         2         5        18
   Basis Points     -----------------------------------------------------------------
                     %     1.6%      1.6%      1.7%      3.1%      2.0%      0.8%
-------------------------------------------------------------------------------------

      25--50        Days    16         7         6        15        44        160
   Basis Points     -----------------------------------------------------------------
                     %     25.8%     11.1%     10.2%     23.4%     17.7%     7.1%
-------------------------------------------------------------------------------------

      0--25         Days    21        21        22        26        90        916
   Basis Points     -----------------------------------------------------------------
                     %     33.9%     33.3%     37.3%     40.6%     36.3%     40.7%
-------------------------------------------------------------------------------------

    Total Days      Days    38        29        29        43        139      1095
    at Premium      -----------------------------------------------------------------
                     %     61.3%     46.0%     49.2%     67.2%     56.0%     48.7%
-------------------------------------------------------------------------------------

  Closing Price     Days     1        --         1        --         2        10
   Equal to NAV     -----------------------------------------------------------------
                     %     1.6%       --       1.7%       --       0.8%      0.4%
-------------------------------------------------------------------------------------

    Total Days      Days    23        34        29        21        107      1144
   at Discount      -----------------------------------------------------------------
                     %     37.1%     54.0%     49.2%     32.8%     43.1%     50.9%
-------------------------------------------------------------------------------------

     0-- -25        Days    13        23        21        14        71        905
   Basis Points     -----------------------------------------------------------------
                     %     21.0%     36.5%     35.6%     21.9%     28.6%     40.2%
-------------------------------------------------------------------------------------

    -25-- -50       Days     8         8         8         5        29        194
   Basis Points     -----------------------------------------------------------------
                     %     12.9%     12.7%     13.6%     7.8%      11.7%     8.6%
-------------------------------------------------------------------------------------

    -50-- -100      Days     2         3        --         2         7        43
   Basis Points     -----------------------------------------------------------------
                     %     3.2%      4.8%       --       3.1%      2.8%      1.9%
-------------------------------------------------------------------------------------

   -100-- -150      Days    --        --        --        --        --         1
   Basis Points     -----------------------------------------------------------------
                     %      --        --        --        --        --       0.0%
-------------------------------------------------------------------------------------

   -150-- -200      Days    --        --        --        --        --        --
   Basis Points     -----------------------------------------------------------------
                     %      --        --        --        --        --        --
-------------------------------------------------------------------------------------

 (less than)-200    Days    --        --        --        --        --         1
   Basis Points     -----------------------------------------------------------------
                     %      --        --        --        --        --       0.0%
-------------------------------------------------------------------------------------



  Close was within 0.25% of NAV better than 81% of the time from 1/29/93 (the first day of trading on the AMEX) through 12/31/01.


--------

Source: American Stock Exchange

SPDR BID/ASKED SPREAD DISTRIBUTION (2001 Only)


                          Range ($)                   % of Total
                          ---------                   ----------
                   0.01 -- 0.05                         18.33%
                   0.06 -- 0.10                         43.23%
                   0.10 -- 0.15                         24.32%
                   0.15 -- 0.20                         13.50%
                   0.20 -- 0.25                          0.37%
                   0.25 -- 0.50                          0.22%
                   (right angle quote)0.50               0.02%
                   -----------------------             -------
                   Total                               100.00%



The price range of shares for 2001 was from $93.80 to $138.70; consequently, $0.10 was from 0.11% to 0.07% of the share price.

--------
* Source: American Stock Exchange LLC

   Information relating to the relative price performance of SPDRs may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of SPDRs may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of SPDRs may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of SPDRs and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either SPDRs or the asset classes chosen for such comparisons.

                                   GLOSSARY



                                     Page                            Page
                                     ----                            ----
       "10 Basis Point Limit".......   7  "NAV".....................   3
       "Additional Cash Deposit"....  29  "NAV Amount"..............  40
       "Adjustment Amount"..........  53  "NSCC Business Day".......  11
       "Adjustment Day".............  40  "NSCC"....................   5
       "Balancing Amount"...........  41  "Participant Agreement"...   5
       "Beneficial Owners"..........  31  "Participating Party".....   5
       "Business Day"...............   3  "Portfolio"...............   3
       "Cash Component".............   5  "Portfolio Deposit".......   5
       "Cash Redemption Payment"....  34  "Portfolio Deposit Amount"  41
       "Closing Time"...............  28  "Portfolio Securities"....   3
       "Code".......................   8  "Record Date".............  55
       "Creation Units".............   4  "Request Day".............  40
       "Depository Agreement".......  32  "S&P".....................   3
       "Distributor"................   4  "S&P 500 Index"...........   3
       "Dividend Equivalent Payment"   5  "SEC".....................   5
       "Dividend Payment Date"......  55  "Service".................   8
       "DTC"........................   7  "SPDRs"...................   3
       "DTCC".......................  27  "SPDR Clearing Process"...   5
       "DTC Cut-Off Time"...........  36  "Sponsor".................   3
       "DTC Participants"...........  31  "Transaction Fee".........   7
       "Evaluation Time"............   1  "Transmittal Date"........  27
       "Ex-Dividend Date"...........  55  "Trust"...................   3
       "Excess Cash Amounts"........  34  "Trust Agreement".........   3
       "Exchange"...................   4  "Trustee".................   3
       "Index Securities"...........   3  "Weighting Analysis"......  38
       "Indirect Participants"......  31
       "License Agreement"..........   i
       "Misweighting"...............  38
       "Misweighting Amount"........  38

STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)

SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

-------------------------------------------------------------

This Prospectus does not include all of the information with respect to the SPDR Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

  Securities Act of 1933 (File No. 33-46080) and
  Investment Company Act of 1940 (File No. 811-7330).


To obtain copies from the SEC at prescribed rates

Write: Public Reference Section of the SEC
      450 Fifth Street, N.W., Washington, D.C. 20549-6009
Call: 1-800-SEC-0330
Visit: http://www.sec.gov

-------------------------------------------------------------


No person is authorized to give any information or make any representation about the SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.


-------------------------------------------------------------

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering SPDRs. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

-------------------------------------------------------------


Prospectus dated January 25, 2002

                       CONTENTS OF REGISTRATION STATEMENT

     This amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

               The facing sheet.

               The cross-reference sheet.

               The prospectus.

               The undertaking to file reports.

               The signatures.

               Written consents of the following persons:

               PricewaterhouseCoopers LLP

               (included in Exhibit 99.C2)
               Carter, Ledyard & Milburn
               (included in Exhibit 99.C1)

               The following exhibits:

               Ex-99.C1 Opinion of Counsel as to legality of securities being registered.

               Ex-99.C2    Consent of Independent Accountants.

               Ex-99.C3 Code of Ethics incorporated herein by reference to Exhibit Ex.-99.C3 to Post Effective Amendment
                           Number 9 to the Registration Statement on Form S-6 for SPDR Trust, Series 1 (#33-46080), filed with the Securities & Exchange Commission on January 24, 2001.


                              FINANCIAL STATEMENTS

        1. Statement of Financial Condition of the Trust as shown in the current Prospectus for this series herewith.

        2.     Financial Statements of the Depositor:

               PDR Services LLC - Financial Statements, as part of American Stock Exchange LLC current consolidated financial statements incorporated by reference to the Amendment to Form 1-A dated June 29, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, SPDR Trust Series 1, has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of January, 2002.
                                           SPDR TRUST SERIES 1
                                               (Registrant)

                                           By: PDR Services LLC
                                           By: American Stock Exchange LLC,
                                               sole member

                                           /s/ Joseph Stefanelli
                                           -----------------------------
                                           Joseph Stefanelli
                                           Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed on behalf of PDR Services LLC the Depositor by the following persons who constitute a majority of its Board of Directors and by the named persons who are in the following capacities, in the City of New York and State of New York, on the date indicated.

PDR SERVICES LLC

Name                                             Title/Office
----                                             ------------

/s/ Joseph B. Stefanelli          President of PDR Services LLC
-------------------------
Joseph B. Stefanelli




/s/ Clifford J. Weber             Senior Vice President of PDR Services LLC*
-------------------------
Clifford J. Weber



_________
* The Senior Vice President of PDR Services LLC also undertakes all the duties and responsibilities of, and performs all functions of the principal financial officer of PDR Services LLC.

                                  EXHIBIT INDEX

EXHIBIT NO.                  TITLE OF DOCUMENT
-----------                  -----------------

         Ex-99.C1 Copy of Opinion of Counsel as to legality of securities being registered.

         Ex-99.C2             Consent of Independent Accountants.

         Ex-99.C3 Code of Ethics incorporated herein by reference to Exhibit Ex.-99.C3 to Post Effective Amendment Number 9 to the Registration Statement on Form S-6 for SPDR Trust, Series 1 (#33-46080), filed with the Securities & Exchange Commission on
                              January 24, 2001.